UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.        )

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Filed by a Party other than the Registrant  ☐

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☐ Preliminary Proxy Statement	☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-12

MTC TECHNOLOGIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PROXY STATEMENT DATED MARCH 16, 2007

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of MTC Technologies, Inc. will be held at 10:00 a.m., local time, on Wednesday, April 18, 2007, at 4032 Linden Avenue, Dayton, Ohio 45432 for the following purposes:

(1)	To elect two directors to the Board of Directors of MTC Technologies, Inc., each to serve for a term of three years and until a successor is elected and qualified;

(2)	To approve the MTC Technologies, Inc. 2007 Equity Compensation Plan;

(3)	To ratify the selection of Ernst & Young LLP as the independent accountants of MTC Technologies, Inc. for the year ending December 31, 2007; and

(4)	To transact any other business that may properly come before the Annual Meeting of Stockholders.

Only stockholders of record as of the close of business on March 9, 2007 are entitled to notice of the Annual Meeting and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting.

This Notice of Annual Meeting of Stockholders, proxy statement and form of proxy are first being mailed to stockholders on or about March 27, 2007.

By Order of the Board of Directors

BRUCE A. TEETERS
Secretary

March 16, 2007

YOUR VOTE IS IMPORTANT

Please sign, date and return the enclosed form of proxy in the accompanying, postage-paid envelope so that your shares will be represented, whether or not you plan to attend the Annual Meeting.

Also enclosed is a copy of the Annual Report of MTC Technologies, Inc. for the year ended December 31, 2006. The Annual Report contains financial and other information about MTC Technologies, Inc. However, the Annual Report is not incorporated into the proxy statement and is not a part of the proxy soliciting material.

MTC TECHNOLOGIES, INC.

4032 Linden Avenue

Dayton, Ohio 45432

PROXY STATEMENT FOR MTC TECHNOLOGIES, INC.

ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

The Board of Directors (the “Board” or the “Board of Directors”) of MTC Technologies, Inc., a Delaware corporation (the “Company,” “us” or “we”), is furnishing this proxy statement (the “Proxy Statement”), related proxy card and Annual Report to you in connection with its solicitation of proxies to be used at the Company’s annual meeting of stockholders to be held on April 18, 2007 (the “Annual Meeting”). The Notice of Annual Meeting of Stockholders and this Proxy Statement are being mailed to stockholders on or about March 27, 2007.

Stockholders of record of the Company at the close of business on March 9, 2007 (the “Record Date”) are entitled to notice of, and will be entitled to vote at, the Annual Meeting. On the Record Date, the Company had outstanding and entitled to vote 15,219,231 shares of Common Stock, par value $0.001 per share (“Common Stock”).

Each outstanding share of Common Stock entitles its holder to one vote on each matter properly brought before the Annual Meeting, including the election of directors. Shares can be voted only if the stockholder is present in person or by proxy.

You may revoke your proxy at any time prior to the exercise of the powers it confers by giving notice to the Secretary of the Company in writing or by a later executed proxy. Attendance at the Annual Meeting will not automatically revoke a proxy, but a stockholder attending the Annual Meeting may request a ballot and vote in person, thereby revoking a previously granted proxy. The shares represented by properly executed proxies will, unless such proxies have previously been revoked, be voted in the manner specified on the proxies. If specific choices are not indicated on a properly executed proxy, the shares represented by such proxies received will, except in the case of “broker non-votes,” be voted: (i) for the Company’s nominees for director; (ii) for approving the MTC Technologies, Inc. 2007 Equity Compensation Plan; (iii) for ratifying the selection of Ernst & Young LLP as independent accountants; and (iv) in accordance with the best judgment of the persons named in the enclosed proxy, or their substitutes, for any other matters that properly come before the Annual Meeting. As of the date hereof, the Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than those set forth herein.

Principal Trust Company, as trustee under our Master Savings Plan, will vote shares of Common Stock held in the plan as indicated on proxies by participants in whose accounts those shares are held, whether or not vested. In accordance with the terms of the plan, the trustee will vote all shares for which it does not receive voting instructions in the same proportion on each issue as it votes the shares for which it does receive instructions.

At the Annual Meeting, the inspectors of election appointed for the Annual Meeting will determine those stockholders entitled to vote at the Annual Meeting and tabulate the results of stockholder voting. The presence, in person or by proxy, of the holders of a majority of the total number of issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for any business to be transacted at the Annual Meeting. Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

If you are the beneficial owner of shares held in “street name” by a broker, bank or other nominee, the broker, bank or nominee, as the record holder of the shares, is required to vote those shares according to your instructions. Your broker, bank or nominee should have enclosed a voting instruction card for you to use in directing it on how to vote your shares.

Under existing rules, if your broker holds your shares in its name and you have not given voting instructions, your broker nonetheless has the discretion to authorize the designated proxies to act, except on certain matters. With respect to this Annual Meeting, your broker, bank or nominee can vote for the election of directors and the ratification of independent auditors to be considered at the Annual Meeting but does not have the discretion to vote on the adoption of the 2007 Equity Compensation Plan without your voting instructions.

Directors are elected by a plurality of all votes cast. The affirmative vote of the holders of a majority of the total number of shares of Common Stock present in person or represented by proxy and entitled to vote on the matter and actually voted on the matter is required to approve any other matter proposed to be acted upon at the Annual Meeting. Abstentions and “broker non-votes” are not counted for purposes of approving any of the matters to be acted upon at the Annual Meeting.

ELECTION OF DIRECTORS

(Proposal No. 1)

The Company’s Certificate of Incorporation provides that the Board of Directors must consist of not fewer than three nor more than nine members, as fixed by the Board of Directors or the Company’s stockholders from time to time in accordance with the Bylaws. The Board of Directors has fixed the number at seven. David S. Gutridge, who has served as a director since 2002, is retiring as a director effective after the 2007 Annual Meeting of Stockholders. The Company wishes to express its appreciation to Mr. Gutridge for his many years of valuable service as a director and executive officer. In accordance with the Company’s Bylaws, the Board of Directors intends to temporarily reduce the total number of Directors of the Board to six until such time as one or more additional directors are nominated by the Nominations Committee and approved by the Board of Directors.

The Certificate of Incorporation and the Bylaws provide for three classes of directors whose terms expire in different years. At the Annual Meeting, two directors are to be elected to serve for a term of three years and until a successor is elected and qualified. The Board of Directors, based on the recommendations of the Nominations Committee, recommends that its two nominees for director, Don R. Graber and Lester L. Lyles, be elected at the Annual Meeting. Both nominees are directors standing for re-election and have consented to being named in this Proxy Statement and to serve if elected.

Your Board of Directors recommends a vote FOR these nominees.

Proxies given to the Company will, unless the stockholder directs otherwise, be voted for the election of Don R. Graber and Lester L. Lyles. If any nominee becomes unavailable for any reason, the proxies will be voted for the election of such other person as the Company nominates. The Company has no reason to believe that any of the nominees will be unavailable. The two nominees receiving the greatest number of votes will be elected as directors of the Company.

The following table sets forth information regarding the nominees for election to the Board of Directors of the Company and the directors whose terms of office will continue after the Annual Meeting:

Director Nominees for Terms Ending in 2010	Present Positions, Age and Recent Business Experience
Don R. Graber	President and Chief Executive Officer of Colleton Enterprises, LLC. Director since 2002. Member, Audit Review Committee, Compensation Committee, and Nominations Committee. Age 63.

Mr. Graber has served as the President and Chief Executive Officer of Colleton Enterprises, LLC, a privately owned investment and consulting firm, since March 2005. Mr. Graber retired in August 2004 as Chairman of the Board and retired in January 2004 as the President and Chief Executive Officer of Huffy Corporation, a sporting goods manufacturer. Mr. Graber held the positions of President and Chief Executive Officer of Huffy since 1996 and 1997, respectively. Mr. Graber also served as Chief Operating Officer of Huffy from 1996 until 1997. Mr. Graber is a director of Precision Castparts Corporation. In October 2004, Huffy Corporation filed a petition for voluntary reorganization under Chapter 11 of the U.S. Bankruptcy Code.

Lester L. Lyles	Independent consultant. Director since 2003. Member, Compensation Committee and Nominations Committee. Age 60.

General Lyles, U.S. Air Force (Ret.), has been an independent consultant since 2003. Prior to that, General Lyles served for over 35 years in the U.S. Air Force, including as: Commander of the Space and Missile Systems Center from 1994 to 1996; Director of the Ballistic Missile Defense Organization from 1996 to 1999; Vice Chief of Staff of the Headquarters of the U.S. Air Force from 1999 to 2000; and Commander of the U.S. Air Force Materiel Command from 2000 to 2003. General Lyles is a director of General Dynamics Corporation and DPL Inc.

Director Whose Term Ends in 2009	Present Positions, Age and Recent Business Experience
Lawrence A. Skantze	Independent consultant to defense and commercial companies. Director since 2002. Member, Audit Review Committee and Compensation Committee. Age 78.

General Skantze, U.S. Air Force (Ret.), has been an independent consultant to defense and commercial companies since 1987. Prior to that, General Skantze served for approximately 35 years in the U.S. Air Force, including as Vice Chief of Staff from 1983 to 1984 and as Commander of the U.S. Air Force Systems Command from 1984 to 1987.

Directors Whose Terms End in 2008	Present Positions, Age and Recent Business Experience
Rajesh K. Soin	Chairman of the Board of Directors and Chief Executive Officer of MTC Technologies, Inc. and Chairman of the Board of Directors and Chief Executive Officer of Soin International, LLC. Director since 2002. Age 59.

Mr. Soin is our founder and has served as our Chairman of the Board since May 1984 and as Chief Executive Officer from 1984 until 2002. Mr. Soin was elected to the position of Chief Executive Officer of the Company in January 2007. Mr. Soin has also served as Chairman of the Board of Directors and Chief Executive Officer of Soin International, LLC, a holding company, since 1998.

Kenneth A. Minihan	Managing Director, Homeland Security Fund for Paladin Capital Group. Director since 2002. Member, Audit Review Committee and Compensation Committee. Age 63.

Lt. General Minihan, U.S. Air Force (Ret.), has served as a Principal of the Homeland Security Fund for Paladin Capital Group, a private equity investment company, since 2002. Lt. General Minihan served as President of the Security Affairs Support Association, an organization that enhances intelligence business development through industry and government partnership, from 1999 to 2002. Prior to that, Lt. General Minihan served for more than 33 years in the U.S. Air Force, including from 1996 until 1999 as Director of the National Security Agency and as Director of the Defense Intelligence Agency during 1996. Lt. General Minihan is a director of BAE Systems, North America, ManTech International Corporation and Verint Systems, Inc.

William E. MacDonald, III	Retired Vice Chairman and member of the office of the Chairman of National City Corporation. Director since 2002. Member, Audit Review Committee and Nominations Committee. Age 60.

Mr. MacDonald served as Vice Chairman of National City Corporation, a diversified financial holding company, from 2001 through 2006. Prior to that, Mr. MacDonald served in various other management positions with National City Corporation for over 30 years. Mr. MacDonald is a director of Lamson and Sessions, Inc.

Board Committees

During 2006, the Board of Directors maintained an Audit Review Committee, a Compensation Committee, and a Nominations Committee. The members of the Audit Review Committee are Lawrence A. Skantze, Don R. Graber, William E. MacDonald, III and Kenneth A. Minihan. The members of the Compensation Committee are Lawrence A. Skantze, Don R. Graber, Lester L. Lyles and Kenneth A. Minihan. The members of the Nominations Committee are Don R. Graber, Lester L. Lyles and William E. MacDonald, III.

Audit Review Committee

The Audit Review Committee, a separately-designated standing committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”), was formed in 2002 and held four meetings in 2006. The Board has determined that Directors Graber and MacDonald qualify as our “audit committee financial experts,” within the meaning of applicable Securities and Exchange Commission regulations, due to their business experience listed on pages 3 and 4 of this Proxy Statement. The Board of Directors has adopted a written charter for the Audit Review Committee. All members of the Audit Review Committee are independent under applicable Nasdaq independence standards and Rule 10A-3 under the Exchange Act. The Audit Review Committee oversees our accounting and financial reporting processes and the audits of our financial statements, as well as such other matters as may be delegated to the Committee by the Board of Directors. A complete description of the Audit Review Committee’s responsibilities is contained in the Audit Review Committee Charter, which is available on the Company’s website at http://www.mtctechnologies.com at the Corporate Governance link under the heading “Investor Relations” and is reviewed and reassessed by the Audit Review Committee for adequacy on an annual basis. The Audit Review Committee performs, among other things, the following functions:

•	retains our independent auditors;

•	reviews the independent auditors’ independence and audit plan;

•	reviews our internal audit plans, reports and accounting controls; and

•	reviews with the independent auditors the results of their audit and evaluations of our internal controls and certain financial reporting practices.

Compensation Committee

The Compensation Committee was formed in 2002 and held two meetings in 2006. All of the members of the Compensation Committee are independent under applicable Nasdaq independence standards. The Compensation Committee is responsible for the compensation of our executive officers. Our Board of Directors has adopted a charter for the Compensation Committee, which is available on our website at http://www.mtctechnologies.com at the Corporate Governance link under the heading “Investor Relations.” The Compensation Committee performs or delegates, among other things, the following functions:

•	reviews executive compensation, including the Chief Executive Officer;

•	fixes compensation for the executive officers, including the Chief Executive Officer;

•	establishes stock and cash incentive plans and programs for officers and key employees;

•

reviews and discusses with our management the Compensation Discussion and Analysis required by Securities and Exchange Commission regulations and recommends such discussion and analysis to be included in our annual Proxy Statement; and

•	approves non-material amendments to our benefit plans and reviews and makes recommendations to the Board of Directors regarding other changes to our benefit plans.

For more information and a description of our processes and procedures for the consideration and determination of executive and director compensation, including the extent to which the Compensation Committee delegates its authority and the role of executive officers in determining or recommending the amount or form of executive compensation, see “Compensation Discussion and Analysis” below.

Nominations Committee

The Nominations Committee was formed in 2004 and held one meeting in 2006. The Nominations Committee is responsible for identifying individuals qualified to become members of the Board of Directors of the Company, consistent with criteria approved by the Board of Directors, and recommending candidates to the Board of Directors for selection as nominees for election as directors of the Company. All members of the Nominations Committee are independent under applicable Nasdaq independence standards.

Our Board of Directors has adopted a charter for the Nominations Committee, which is available on our website at http://www.mtctechnologies.com at the Corporate Governance link under the heading “Investor Relations.” The Nominations Committee performs or delegates, among other things, the following functions:

•	identifies and evaluates potential nominees for election to the Board of Directors and recommends candidates to the Board of Directors to fill new or vacant positions;

•	evaluates whether an incumbent director should be nominated for re-election to the Board of Directors; and

•	reviews possible conflicts of interest of members of the Board of Directors and management and makes recommendations to prevent, minimize or eliminate such conflicts of interest.

In identifying, evaluating and recommending candidates, the Nominations Committee considers such factors as it deems appropriate, consistent with criteria approved by the Board of Directors. These factors may include judgment, skill, diversity, integrity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other members of the Board of Directors and the extent to which the candidate would be a desirable addition to the Board of Directors and any committees of the Board of Directors. Candidates may come to the attention of the Nominations Committee from current Board members, stockholders, professional search firms, officers or other persons. The Nominations Committee has adopted a formal policy regarding the consideration of director nominees submitted by security holders. The Nominations Committee will consider director candidates recommended by security holders and will review all candidates in the same manner regardless of the source of the recommendation.

Any stockholder desiring to submit a candidate to be considered by the Board of Directors for nomination as a director should send the name of the candidate, together with biographical data and background information concerning the candidate, to:

c/o Corporate Secretary

MTC Technologies, Inc.

4032 Linden Avenue

Dayton, Ohio 45432

Board Attendance and Meetings

Our Board of Directors held nine meetings, including regularly scheduled and special meetings, during 2006. Each director attended at least 75% of those meetings and the meetings of each committee of which he is a member. Our Board of Directors does not have a specific policy regarding director attendance at our Annual Meeting; however, all directors are expected to attend our 2007 Annual Meeting and all directors attended our 2006 Annual Meeting.

Code of Business Conduct and Ethics and Director Independence

Our Board of Directors has adopted a Code of Business Conduct and Ethics as its code of conduct that applies to its directors, officers (including its principal executive officer, principal financial officer and principal accounting officer) and employees. Our Code of Business Conduct and Ethics satisfies the definition of a “code of ethics” under Section 406 of the Sarbanes-Oxley Act of 2002 and Exchange Act regulations and is available on the Company’s website at http://www.mtctechnologies.com at the Corporate Governance link under the heading “Investor Relations.”

The Board of Directors has determined that the following directors are independent under the Nasdaq independence standards: Don R. Graber, Lester L. Lyles, Kenneth A. Minihan, William E. MacDonald, III and Lawrence A. Skantze. In making such determination, the Board of Directors considered the relationship we have with National City Bank and Mr. MacDonald’s previous position with National City Bank as described in the Proxy Statement under the heading “Transactions with Related Persons.” The Board determined that the relationship had no more than a de minimis impact and thus did not affect his independence. None of the other directors determined to be independent had a relationship or arrangement with us.

Communications With The Board

Our Board of Directors has adopted a process by which stockholders may send communications to the Board of Directors, any committee of the Board of Directors or any of the directors. Stockholders can contact the Board of Directors, any director or committee of the Board of Directors by writing to him or them at the address below:

Stockholder Communication

c/o Corporate Secretary

MTC Technologies, Inc.

4032 Linden Avenue

Dayton, Ohio 45432

The Corporate Secretary will review and forward each written communication (except, in his sole determination, those clearly of a marketing nature, those better addressed by a specific company department or those containing complaints regarding accounting, internal auditing controls or auditing matters) to the full Board of Directors, the committees of the Board of Directors or the individual director(s) specifically addressed in the written communication. The Corporate Secretary will discard written communications clearly of a marketing nature. Written communications better addressed by a specific Company department will be forwarded to such department, and written communications containing complaints regarding accounting, internal auditing controls or auditing matters will be forwarded to the Chairman of the Audit Review Committee. In both cases, copies will also be forwarded to the Chairman of the Board.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of March 9, 2007 unless otherwise indicated, certain information regarding the beneficial ownership of our Common Stock by:

•	each of our directors and director nominees;

•	each of our executive officers named in the Summary Compensation Table;

•	all of the our directors, director nominees and executive officers as a group; and

•	each person owning of record, or known by us to be the beneficial owner of, more than five percent of the Common Stock.

The number of shares of Common Stock outstanding on March 9, 2007 was 15,219,231. Except as otherwise noted, all information with respect to beneficial ownership has been furnished by each director, director nominee or executive officer, or is based on filings with the Securities and Exchange Commission, as the case may be. Unless otherwise indicated, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their names. Beneficial ownership of the Common Stock has been determined for this purpose in accordance with the applicable rules and regulations promulgated under the Exchange Act, which provide, in part, that a person is deemed to be the beneficial owner of shares of stock if the person, directly or indirectly, has or shares the voting or investment power of that stock, or has the right to acquire ownership of the stock within 60 days. Shares that are subject to stock options that may be exercised within 60 days of March 9, 2007 are reflected in the number of shares set forth below and in computing the percentage of our Common Stock beneficially owned by the person who owns those options.

Directors, Director Nominees and Named Executive Officers	Outstanding Shares Beneficially Owned	Shares Underlying Options That Are Deemed To Be Beneficially Owned (1)	Total Number of Shares Beneficially Owned	Percent of Class
Rajesh K. Soin (2)	5,654,819	21,000	5,675,819	37.2%
David S. Gutridge	42,706	41,500	84,206	*
Don R. Graber (3)	16,842	5,679	22,521	*
Lawrence A. Skantze	6,802	3,519	10,321	*
Kenneth A. Minihan	3,642	5,679	9,321	*
William E. MacDonald, III	5,072	4,749	9,821	*
Lester L. Lyles	3,642	3,889	7,531	*
John E. Longhouser (4)	940	18,000	18,940	*
Michael I. Gearhardt	1,000	18,000	19,000	*
Donald H. Weisert	500	23,000	23,500	*
James C. Clark	500	17,500	18,000	*
All directors and executive officers as a group (18 persons)	5,738,025	178,848	5,916,873	38.4%

Other Persons
Neuberger Berman, Inc. et al. (5)	1,859,000	0	1,859,000	12.2%
Schroder Investment Management North America, Inc. (6)	980,900	0	980,900	6.4%
Carlson Capital, LP (7)	851,200	0	851,200	5.6%
TimesSquare Capital Management, LLC (8)	820,554	0	820,554	5.4%

*	Less than one percent.
(1)	This column contains the number of shares of our Common Stock that each beneficial owner has the right to acquire within 60 days of March 9, 2007.
(2)

Mr. Soin has sole voting and investment power with respect to 3,758,625 shares, 1,548,773 of which are held in two separate grantor retained annuity trusts established by Mr. Soin. Mr. Soin has shared voting and investment power with respect to 1,896,194 shares as the managing member of a limited liability company serving as the general partner of a limited partnership established by Mr. Soin and his spouse. Mr. Soin’s business address and the address of each of the trusts and partnership described above is 33 W. First Street, Suite 200, Dayton, Ohio 45402. Mr. Soin has pledged 1,000,000 of his shares to a financial institution as security for one or more loans.

(3)	Includes 7,000 shares owned by Mr. Graber’s spouse, who has voting and investment control of such shares.
(4)	Includes 940 shares owned jointly by Mr. Longhouser and his spouse.
(5)	Neuberger Berman, Inc. et al. filed an amended Schedule 13G on February 13, 2007, indicating that, as of December 31, 2006: (a) Neuberger Berman, Inc. and Neuberger Berman, LLC had sole voting and dispositive power with respect to no shares, shared voting power with respect to 1,642,000 shares, and shared dispositive power with respect to 1,859,000 shares through Neuberger Berman, Inc.’s activities as a holding company of Neuberger Berman, LLC and Neuberger Berman Management, Inc.; (b) Neuberger Berman Management, Inc. had sole voting and dispositive power with respect to no shares, shared voting power with respect to 1,642,000 shares, and shared dispositive power with respect to 1,642,000 shares; and (c) Neuberger Berman Equity Funds had sole voting and dispositive power with respect to no shares, shared voting power with respect to 1,608,700 shares, and shared dispositive power with respect to 1,608,700 shares. Neuberger Berman, LLC and Neuberger Berman Management, Inc. serve as sub-advisor and investment manager, respectively, of Neuberger Berman’s various mutual funds. The address of Neuberger Berman, Inc. et al. is 605 Third Avenue, New York, New York 10158.
(6)

Schroder Investment Management North America Inc., or Schroder, filed a Schedule 13G on February 14, 2007, indicating that, as of December 31, 2006, Schroder had sole voting and investment power with respect to 973,100 shares and shared voting and dispositive power with respect to no shares. Schroder Investment Management Ltd., which is under common control with Schroder, has sole voting and dispositive power with respect to 7,700 shares and shared voting and dispositive power with respect to no shares. These entities serve as investment advisors. The address of Schroder is 875 Third Avenue, 21st Floor, New York, New York 10022.

(7)	Carlson Capital, L.P., or Carlson, filed a Schedule 13G on February 14, 2007, indicating that as of December 31, 2006, Carlson had sole voting and dispositive power with respect to 851,200 shares and shared voting and dispositive power with regard to no shares. Carlson is a registered investment advisor. The address of Carlson is 2100 McKinney Avenue, Suite 1500, Dallas, Texas 75201.
(8)

TimesSquare Capital Management, LLC, or TimesSquare, filed a Schedule 13G on February 9, 2007, indicating that, as of December 31, 2006, TimesSquare had sole voting power with respect to 773,160 shares, sole dispositive power with respect to 820,554 shares and shared voting and dispositive power with respect to no shares through TimesSquare’s activities as an investment advisor. The address of TimesSquare is Four Times Square, 1177 Avenue of the Americas, 39th Floor, New York, New York 10036.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than ten percent of the Company’s Common Stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Directors, executive officers and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file. The Company periodically reminds its directors and executive officers of their reporting obligations and assists in making the required disclosure once the Company is notified that a reportable event has occurred. The Company is required to report in this Proxy Statement any failure by any of the above-mentioned persons to make timely Section 16 reports.

Based solely on our review of copies of forms that the Company has received, and written representations from the Company’s directors and executive officers, we are unaware of any instances of noncompliance, or late compliance, with Section 16(a) filing requirements by our directors, executive officers or greater than ten percent stockholders during 2006, other than one filing of one Form 4 by Mr. Graber reporting three transactions that were each one business day late due to an administrative error and one filing of a Form 4 by Mr. Longhouser reporting one transaction that was three days late.

COMPENSATION DISCUSSION AND ANALYSIS

The rules regarding disclosure of executive compensation in our Proxy Statement were greatly altered by the Securities and Exchange Commission in 2006 for our proxy statements beginning with this Proxy Statement. In addition to new and different tables, greater emphasis is placed on providing discussion and analysis of our compensation practices. Further, the content of our Compensation Committee Report has been reduced. Accordingly, the information in this Proxy Statement is not directly comparable to that in our 2006 Proxy Statement.

Objectives of Our Compensation Program

We have established strategic objectives for our compensation program:

•	to retain and recruit key executive talent;

•	to provide our executives with strong incentives to focus on and achieve our business objectives by allocating a portion of the executive’s cash compensation in the form of annual incentive awards;

•	to reward executives and other key employees to manage from the perspective of equity holders by providing certain compensation in the form of stock options; and

•	to recognize superior results with superior monetary rewards, while also tailoring compensation to directly reflect any results that are below expectations.

These objectives further the overall goal of our executive officers to continue and improve growth of our revenue and profit. As such, our compensation is established to provide an incentive for executive officers to achieve financial and personal goals established at the beginning of each year.

Our Processes and Procedures

The Compensation Committee, which is composed entirely of independent directors, is responsible for and administers the compensation program for our executive officers and certain other key employees. The Committee is responsible for establishing and maintaining senior officer-level salaries that are internally fair and equitable and that are externally comparable and reasonable in relation to similar positions in other companies of like size in our industry. The Committee also, among other things, approves all annual compensation for our senior officers and directors, all compensation plans covering our senior officers and directors and all grants under our long-term incentive plans, which currently consists of our 2002 Equity and Performance Incentive Plan (Amended and Restated February 25, 2004). For our officers below the level of senior vice president, the Committee has delegated salary and bonus decisions to the Chairman of the Board, but annually reviews those decisions. The Committee also evaluates the Chief Executive Officer and provides insight and guidance to management with respect to employee compensation generally. In previous years, our Chairman and Chief Executive Officer have each participated with respect to recommendations and decisions concerning our other executive officers. Mr. Soin currently is serving in both roles and participated in the decisions as to salary and bonus recommendations for our executive officers to the Committee for 2006. The amount of compensation earned and paid to the principal executive officer, the principal financial officer and the next three most highly compensated executive officers, who we collectively refer to as our named executive officers, is described in tabular format in the 2006 Summary Compensation Table and the other associated tables with related information.

To assist the Committee in evaluating and administering the compensation program, the Committee has from time to time retained Towers Perrin as an independent compensation consultant to review and evaluate our compensation practices. Typically, the Committee requests an analysis of our compensation program as it relates to those of our competitors. The Committee generally requests these analyses every two years, with the most recent being completed in late 2006. While the Committee uses such information for benchmarking purposes, it does not have a policy that its senior officers’ cash and other compensation target or fall within predetermined percentiles of the industry or publicly traded companies as a whole. For these purposes, Towers Perrin uses data from both general and industry-specific sources, including a review of the compensation programs at publicly-traded peer companies and data from proprietary compensation databases relating to companies with revenues approximating our forecasted revenues. With respect to the 2006 analysis, the competitive peer group chosen in consultation with Towers Perrin to be representative of the types of companies we compete with for executive talent was comprised of the following companies: Analex, Answerthink, CACI International, CIBER, Cognizant Technology Solutions, Covansys, Diamond Management & Technology, Dynamics Research, Intergraph, Keane, Man Tech International, Perot Systems, Sapient, SI International, SRA International, Stanley, Unisys and Vending Data. Towers Perrin’s analysis generally indicates that our cash compensation component, including base salary and annual incentive award, is competitive based on external market data within our industry, and generally at the median for other executives in our industry. Overall, total compensation, including equity-based compensation, is generally less than the median for other executives in our industry. This results from the Committee’s practice of giving greater weight to the cash component of the executives’ overall pay structure.

Elements of Compensation Program

We typically provide our executive officers with compensation consisting of four elements:

•	Cash compensation in the form of annual base salary;

•	Cash compensation in the form of annual incentive awards;

•	Long-term equity compensation in the form of stock options; and

•	Additional compensation in the form of health and welfare benefits and additional fringe benefits and perquisites.

As stated above, we generally allocate a greater percentage of an executive’s overall compensation to cash components, such as base salary and annual incentive awards, than other companies in our industry. Although the Committee does not use fixed proportionate amounts for each component, its overall philosophy is to allocate between 60% and 75% of an executive’s total potential cash compensation to base salary with the balance in the form of an annual incentive award. During the past two years, equity compensation has been granted on a less frequent basis and is generally used to provide long-term incentives upon a particular officer’s initial election as an officer or a promotion to a more senior position. The Committee believes that the attraction and retention of talented executives and managers in our industry requires the allocation of a significant percentage of an executive’s compensation in the form of cash compensation, as a significant percentage of the senior executives in our industry come to industry as retired senior military officers who already have in place retirement compensation packages, including pensions and other long-term benefits.

1.	Base Salary. We pay base salaries in order to attract senior executives and provide a basic level of financial security. The base salaries of the named executive officers are reviewed by the Committee annually as well as at the time of any promotion or significant change in job responsibilities. The Committee reviews peer group data provided by Towers Perrin as described above to establish a market-competitive executive base salary program, combined with a performance appraisal system that focuses on awards that are integrated with strategic corporate objectives.

Base salary is designed to promote our strategic objectives of retaining and attracting key executive level talent. The Committee believes a primary motivating factor for the named executive officers is their cash compensation in the form of their base salary, and how such salary compares to others in the market. Thus, initial base salaries are primarily established in accordance with market analyses, such as Towers Perrin reports and internal pay practice studies conducted by our human resources department.

Raises are typically given on annual basis, with standard raises being approximately three percent to four percent of base salary. Additional increases are given based on the executive’s performance in the prior year, increased or decreased responsibilities anticipated for the coming year and adjustments for competitive market reasons, all at the Committee’s discretion. In 2006, we did not provide an increase in base salaries for named executive officers based on our performance in 2005. For 2007, the Committee has approved raises between zero percent and 14% of base salary for our executive officers, with the higher amounts being given to equitably adjust certain executive’s base salaries closer to the market median.

2.	Annual Cash Incentive Awards: Since we have been publicly traded, the Committee has provided a portion of the named executive officers’ compensation in the form of annual cash incentive awards, or bonuses. The Committee’s objective in providing these annual cash incentive awards is to offer rewards for:

•	overall corporate financial performance measured by earnings before interest, taxes, depreciation and amortization (EBITDA), with a target established at the beginning of each year;

•	for executives with operations responsibilities, financial performance of their operating group measured by net contribution margin and other profit metrics; and

•

achievement of annual personal goals and objectives established for each executive officer. These goals and objectives are established based on a consensus between the named executive officer and the Chief Executive Officer and focus on our strategic goals and objectives for the current year, both in terms of financial performance and other growth and structural objectives. These goals primarily relate to the strategic and competitive advantage initiatives we believe must be accomplished to achieve our long-term growth goals.

Annual cash incentive award targets are established to provide the named executive officers with the potential to earn additional cash compensation in amounts that generally approximate the median for other executives in our industry. Annual cash incentive award targets for named executive officers in 2006 were Mr. Gutridge, 67%, Mr. Gearhardt, 52%, Mr. Longhouser, 53%, Mr. Weisert, 57%, and Mr. Clark, 65% of their respective base salaries. As shown in the 2006 Summary Compensation Table, bonuses in 2006 for named executive officers ranged from zero percent to 39% of the executive’s base salary. Although targets were established for the named executive officers, the payment and amount of bonuses for 2006 were at the discretion of the Committee. The targets were used as a guideline for the actual amount of the 2006 awards. These amounts were generally determined for corporate officers based on 60% of the bonus being allocated to corporate financial performance (amount of EBITDA achieved in comparison to the goal) and 40% of the bonus to achievement of personal goals. For named executive officers with operational responsibilities, 50% of the bonus was allocated to financial performance of the executive’s group (measured in terms of the group’s net contribution margin to the overall company), 25% was allocated to corporate financial performance and 25% to achievement of personal goals. We believe that providing greater weight to the financial performance of the company or the group, as the case may be, rewards the executive for performance closely aligned with our stockholders’ interests. The Committee intends to use similar percentage allocations for 2007 as it determines within its discretion, with the primary financial target for corporate officers being both revenue and EBITDA amounts established by the Committee. EBITDA and revenue targets are set at an amount in excess of our published guidance, if any, to the market in order to provide an incentive to the executives to exceed these amounts. These goals, while achievable, are set at amounts to represent stretch goals based on our internal forecasts and estimates for 2007. Thus, the Committee believes that the target bonuses are likely to be achieved (although not necessarily for the entire amount due to the target being set at a stretch amount) provided the executives obtain the established financial performance metrics targets. The Committee reviews these targets on a regular basis in the event that we make a material acquisition during the course of a calendar year. At the conclusion of each year, the Committee reviews the level at which each goal was attained and approves bonus amounts consistent with the percentage of achievement. The Committee retains the discretion to increase or decrease any named executive officer’s bonus based on his or her personal and/or overall corporate performance for the year.

3.

Incentive Stock Compensation. We use, although sparingly, the granting of stock options as the primary vehicle for providing long-term compensation opportunities to our senior officers, including the named executive officers. The stock options are designed to provide at-risk compensation that aligns management’s financial interests with those of our stockholders, encourages management ownership of our Common

Stock, supports the achievement of corporate short and long-term financial objectives, and provides competitive equity reward opportunities. Based on analysis by Towers Perrin, we have granted equity compensation to our executive officers in the form of stock options rather than restricted stock or restricted stock units. We believe that stock options more closely align with the interests of stockholders as options granted have no value unless the market price of our Common Stock increases after the date of grant. Grants of stock options to purchase shares of our Common Stock at a per share exercise price are made at not less than 100% of the fair market value of such shares on the date that the option is granted. In determining the number of stock options granted to an individual officer, the Committee takes into account that officer’s existing equity stake, the officer’s relative contribution to achievement of our strategic goals, the anticipated impact the officer will have on our long-term performance and the value of such options (based on certain existing assumptions as to stock price growth) on the date of grant versus the officer’s overall compensation.

We have not adopted any specific policy regarding the timing of any stock-based compensation. However, the Committee traditionally reviews stock option grant recommendations from the Chairman and the Chief Executive Officer at its regularly scheduled February meeting. The grant date is established when the Committee approves the grant and all key terms are determined. From time-to-time, the Committee also grants stock options to coincide with new hires or promotions of senior officers and key employees. In 2006, the Committee did not grant any stock options to the named executive officers. However, the Committee did grant an option to purchase 24,718 shares of Common Stock (the maximum number of options that may be granted to any one individual under our current plan) to Mark N. Brown, our President and Chief Operating Officer, on his date of employment in August 2006. The Committee also granted to Mr. Brown a second option to purchase 24,718 shares of Common Stock on January 3, 2007. These grants were made to incentivize Mr. Brown to achieve superior operating results and to increase stockholder value for the long-term. These options vest in 20% increments each year for five years and expire after ten years. Our prior stock option awards vested in one-third increments over a three-year period and expire after ten years. Although all stock option grants remain at the discretion of the Committee, it is our current intent to limit the number of officers and key employees receiving grants of stock options in the future and to provide additional incentives through cash bonuses with more defined metrics than used in the past.

4.	Health and Welfare Benefits. We provide healthcare, life and disability insurance and other employee benefits programs to our employees, including our named executive officers. We believe that these benefits, based on our own internal analysis, are competitive within our industry, and while not a separate incentive by themselves to attract or retain executive level talent, are an essential and expected part of any compensation program. The Committee is responsible for overseeing the administration of these programs. Our employee benefits programs are provided on a non-discriminatory basis to all employees. These benefits include vacation and personal time; paid holidays; medical, dental, vision and long and short-term disability insurance programs; a 401(k) savings plan with company matching funds; and an education reimbursement program.

In addition, we have provided a car allowance and paid country club dues for some of the named executive officers, as shown in the 2006 Summary Compensation Table below. Car allowances are based on an executive’s level and range from $600 to $700 per month for the named executive officers. The Committee believes that the use of country clubs by named executive officers in the course of their employment is in our interest and will further our business purposes. The named executive officers are allowed personal use of country clubs and automobiles, which the Committee believes to be appropriate additional compensation in light of competitive standards and the performance of the named executive officers. The value of these benefits are reviewed by the Committee but are not considered as part of the overall compensation program for purposes of allocating among cash, equity and other compensation.

Deferred Compensation Plan

As an additional benefit, in 2007, the Committee adopted the MTC Technologies, Inc. 2007 Deferred Compensation Plan, or the DC Plan, and has authorized 27 officers and other key employees, including Messrs.

Longhouser, Gearhardt and Clark among the named executive officers, to participate in such DC Plan. The DC Plan is an unfunded deferred compensation plan designed to provide an opportunity to defer compensation for our executive officers or other highly compensated employees. When selected to participate in the DC Plan, an employee may elect to defer a portion of his or her salary and/or bonus, known as Compensation Deferrals, in an amount not to exceed $75,000 annually. We will make matching contributions equal to an employee’s Compensation Deferrals, up to three percent of the employee’s compensation for the year. We may also make discretionary contributions to a participant’s account. In 2007, the Committee approved a discretionary contribution to the account of Mark N. Brown, our current President and Chief Operating Officer, in lieu of a portion of his annual cash incentive award. Contribution amounts will earn interest at an annual rate equal to the five-year rolling average Moody’s Bond Record – Average Corporate Rate, which for the 2007 plan year is 6.5%. A participant’s interest in matching contributions and discretionary contributions, and interest on these amounts, will vest in accordance with the participant’s participation agreement that we will provide when notifying the employee of his selection to participate. Deferred compensation benefits under the DC Plan will be payable upon termination of employment for any reason involving separation from service, as defined in Section 409(A) of the Internal Revenue Code. Benefit payments will be made in a single lump sum, or in annual installments. Payments, in any case, will be made in a single lump sum if the value of a participant’s account is $10,000 or less upon termination of employment for any reason. The Committee believes that the adoption and implementation of the DC Plan is an effective method as an additional benefit to attract and retain its key management employees.

Employment Agreements

We had no employment agreements with our named executive officers in 2006.

For 2007, we entered into agreements with Mr. Gutridge, our former Chief Executive Officer, and Mr. Weisert, our former Chief Operating Officer, to serve as consulting employees. Under Mr. Gutridge’s agreement, he will be employed as a consulting advisor through January 15, 2009 and will be paid during the term of the agreement an aggregate of $500,000 through bi-monthly and lump sum payments. He will also be entitled to receive benefits generally available to our employees. In the event of a change in control as we define it in our 2002 Equity and Performance Incentive Plan (Amended and Restated February 25, 2004) the amounts payable to him will be accelerated and immediately paid to him. His agreement also provides that his right to exercise stock options under our 2002 Equity and Performance Incentive Plan (Amended and Restated February 25, 2004) will expire on December 31, 2007 with respect to options that are “in-the-money” as of January 16, 2007, and will expire on September 15, 2008 with respect to all other stock options. His agreement contains confidentiality, non-disclosure, and non-disparagement provisions, and non-competition and non-solicitation provisions that extend for two years after any termination of the agreement. The agreement also contains a general release of claims against us and a covenant not to sue us. As described in “Potential Payments Upon Termination or Change in Control” below, this agreement supersedes the Severance Agreement that we previously had with Mr. Gutridge.

Under Mr. Weisert’s agreement, he will be employed as a part-time consulting advisor through December 31, 2007 and will be paid, through bi-monthly payments: (1) at an annual rate of $235,000 from January 1, 2007 through April 30, 2007; and (2) at an annual rate of $117,500 from May 1, 2007 through December 31, 2007. He will not be entitled to receive benefits generally available to our employees except for the right to participate in our 401(k) savings plan. His agreement also provides that his right to exercise stock options under our 2002 Equity and Performance Incentive Plan (Amended and Restated February 25, 2004) will expire on December 31, 2007. The agreement contains confidentiality, non-disclosure, and non-disparagement provisions, and non-competition and non-solicitation provisions that extend for two years after any termination of the agreement. The agreement also contains a general release of claims against us and a covenant not to sue us.

In addition to the agreements described above, see “Potential Payments Upon Termination or Change in Control” for a description of benefits to which Mr. Gearhardt would be entitled in certain circumstances.

Stock Ownership Guidelines

Executive officers and other key employees are encouraged to maintain an equity ownership in the company in order to align their interests with the stockholders’ interests. We do not have a policy requiring that officers and key employees have any specific amount of ownership of our stock. However, as indicated above, the Committee believes that its executives and other officers should be provided an incentive to achieve our long term strategic goals and objectives. These strategic goals and objectives are designed to increase total stockholder value. As such, the Committee annually reviews the entire compensation program and may allocate a portion of an officer’s compensation in the form of stock options.

Tax and Accounting Treatment

Our stock option grant policies have been impacted by implementation of SFAS No. 123R, which we adopted in the first quarter of fiscal year 2006. Under this accounting pronouncement, we are required to value unvested stock options granted prior to our adoption of SFAS No. 123R and any subsequent grants under the fair value method and expense those amounts in the income statement over the stock option’s remaining vesting period. We did not elect to accelerate the vesting of any outstanding stock options in connection with the implementation of SFAS No. 123R.

We have structured our compensation program to comply with Internal Revenue Code Sections 162(m) and 409A. Under Section 162(m) of the Internal Revenue Code, a limitation was placed on tax deductions of any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1,000,000 in any taxable year, unless the compensation is performance-based. If an executive is entitled to nonqualified deferred compensation benefits that are subject to Section 409A, and such benefits do not comply with Section 409A, then the benefits are taxable in the first year they are not subject to a substantial risk of forfeiture. In such case, the executive is subject to regular federal income tax, interest and an additional federal income of 20% of the benefit includible in income. We have no individuals with non-performance based compensation paid in excess of the Internal Revenue Code Section 162(m) tax deduction limit.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based upon such review, the related discussions and such other matters deemed relevant and appropriate by the Compensation Committee, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and the Proxy Statement.

Lawrence A. Skantze (Committee Chairman)

Don R. Graber

Lester L. Lyles

Kenneth A. Minihan

COMPENSATION OF EXECUTIVE OFFICERS

Summary of Executive Compensation

The following table sets forth information concerning annual compensation for services rendered to us for 2006 by our named executive officers.

2006 Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Option Awards ($) (1) (f)	All Other Compensation ($) (2) (i)	Total ($) (j)
David S. Gutridge— Chief Executive Officer and Secretary (3)	2006	$411,898	$0	$51,308	$37,980	$501,186

Michael I. Gearhardt— Chief Financial Officer and Executive Vice President	2006	$231,081	$74,001	$42,357	$31,305	$378,744

John E. Longhouser— President	2006	$238,803	$38,889	$25,654	$28,691	$332,037

Donald H. Weisert— Executive Vice President and Chief Operating Officer (4)	2006	$245,498	$76,231	$25,574	$18,769	$366,072

James C. Clark— Executive Vice President	2006	$204,278	$77,558	$19,201	$19,254	$320,291

(1)	The amounts shown do not reflect compensation actually received by the named executive officers. The amounts in column (f) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with SFAS No. 123R of awards pursuant to the 2002 Equity and Performance Incentive Plan, and thus include amounts from awards granted prior to 2006, as no awards were made to named executive officers in 2006. Amounts recognized for financial statement reporting purposes reflect only those options that were unvested as of January 1, 2006, the day we implemented SFAS No. 123R. Assumptions used in the calculation of this amount are included in Note A to our audited financial statements for the fiscal year ended December 31, 2006 included in our Annual Report on Form 10-K as filed with the Securities and Exchange Commission.
(2)	The table below shows the components of column (i), which include our matching contributions to our Master Savings Plan, which we refer to as our 401(k) plan, for each named executive officer, perquisites and other personal benefits, which include allowances for automobiles, payment of or reimbursement for country club dues and expenses, reimbursement of medical and health care insurance payments and personal use of company chartered aircraft.

Name	401(k) Match	Car Allowances	Country Club Dues and Expenses	Other Perquisites and Personal Benefits	Total
David S. Gutridge	$11,000	$7,600	$17,955	$1,425	$37,980
Michael I. Gearhardt	$11,000	$6,400	$4,715	$9,190	$31,305
John E. Longhouser	$10,000	$7,600	$8,014	$3,077	$28,691
Donald H. Weisert	$11,000	$7,600	$0	$169	$18,769
James C. Clark	$7,500	$7,200	$4,365	$189	$19,254

(3)	Mr. Gutridge retired as Chief Executive Officer effective January 16, 2007 and Mr. Soin was appointed on that date as our new Chief Executive Officer. Mr. Gutridge retired as our Secretary as of February 21, 2007. Mr. Gutridge did not receive any compensation for his position as one of our directors.
(4)	Mr. Weisert retired as Executive Vice President and Chief Operating Officer effective December 31, 2006.

Grants of Plan-Based Awards

We did not make any grants of plan-based awards to our named executive officers in 2006.

Certain of our named executive officers are parties to employments agreements with us that became effective in January 2007. For more information about these agreements, see “Compensation Discussion and Analysis—Employment Agreements” above. For more information about the compensation arrangements in which our named executive officers participate and the proportion of our named executive officers’ total compensation represented by base salary, bonus and other forms of compensation, see “Compensation Discussion and Analysis” above.

Outstanding Equity Awards at 2006 Fiscal Year-End

The following table provides information concerning stock options held by our named executive officers at December 31, 2006. All of these options were granted under the 2002 Equity and Performance Incentive Plan (Amended and Restated February 25, 2004). All such options were granted at 100% of fair market value on the date of grant, vest ratably over three years and expire after 10 years. No options were granted to our named executive officers in 2006.

Outstanding Equity Awards at 2006 Fiscal Year-End Table

Option Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c) (1)	Option Exercise Price ($) (e)		Option Expiration Date (f)
David S. Gutridge	10,000 7,500 12,000 8,000	0 0 0 4,000	$ $ $ $	17.45 26.04 26.99 33.86	03/12/2013 10/22/2013 02/25/2014 03/07/2015

Michael I. Gearhardt	3,000 5,000 6,667	0 0 3,333	$ $ $	26.04 26.99 33.86	10/22/2013 02/25/2014 03/07/2015

John E. Longhouser	6,000 6,000 4,000	0 0 2,000	$ $ $	26.04 26.99 33.86	10/22/2013 02/25/2014 03/07/2015

Donald H. Weisert	5,000 7,000 5,000 4,000	0 0 0 2,000	$ $ $ $	17.00 17.45 26.99 33.86	06/27/2012 03/12/2013 02/25/2014 03/07/2015

James C. Clark	5,000 4,000 4,000 3,000	0 0 0 1,500	$ $ $ $	17.00 17.45 26.99 33.86	06/27/2012 03/12/2013 02/25/2014 03/07/2015

(1)	Each of the options listed in column (c) became exercisable on March 7, 2007.

Option Exercises and Stock Vested

None of our named executive officers exercised options nor had restricted stock or restricted stock units that vested in 2006.

Pension Benefits

We do not maintain any defined benefit plans or other plans with specified retirement benefits for our named executive officers or our employees generally.

Nonqualified Deferred Compensation

We did not maintain any nonqualified deferred compensation plans for our named executive officers in 2006. However, as described above under “Compensation Discussion and Analysis,” we have adopted such a plan for 2007 in which Messrs. Gearhardt, Longhouser and Clark of the named executive officers are eligible to participate in 2007.

Potential Payments Upon Termination or Change in Control

Payments or other forms of compensation to our named executive officers when their employment with us is terminated is, except as provided below, generally limited to those items provided to all employees upon termination, namely payment of any earned unpaid salary and accrued unpaid vacation benefits. Our named executive officers may terminate employment with us under a number of different scenarios, which include retirement, voluntary termination for good reason, voluntary termination without good reason, involuntary termination without cause, involuntary termination for cause, termination in connection with a change in control, death and disability.

In 2006, we were a party to agreements with Mr. Gutridge and Mr. Gearhardt that provide for them to receive certain additional benefits and compensation if their employment with us is terminated (for reasons other than cause, death or disability), or they resign for good reason, within 24 months of any change in control. Mr. Gutridge’s agreement terminated in connection with his consulting employee agreement described above under “Compensation Discussion and Analysis,” but Mr. Gearhardt’s agreement remains in effect. For purposes of this disclosure and the tabular disclosure below, Mr. Gutridge’s original agreement was still in effect on December 31, 2006.

Upon a termination within 24 months of a change in control (under the original agreement for Mr. Gutridge and the current agreement for Mr. Gearhardt), we will pay to the terminated employee in a lump sum an amount equal to (1) two times the sum of his annual base salary at the highest rate in effect within the three years prior to the termination and his incentive bonus compensation equal to not less than the average of the annual bonuses paid in the two years prior to the termination; and (2) 24 times the monthly health care COBRA premium then in effect adjusted for income tax effects. In addition, we will pay to the terminated executive any unpaid incentive compensation, including any annual bonus or long-term incentive pay, earned or awarded for periods prior to the termination date. If the payment or benefits provided by us under the agreements will be subject to excise tax under Section 4999 of the Internal Revenue Code, the payments or benefits will be reduced to the minimum extent necessary so that no portion of the payment or benefits will be subject to such tax but only to the extent the reduction results in an increase in the aggregate payment or benefits to the employee on an after-tax basis.

As stated above, upon termination of employment for any reason regarding any other named executive officer, the officer would be entitled to his earned unpaid salary as well as his accrued unpaid vacation benefits.

Tabular Disclosure

The table below reflects the estimated amounts of payments or compensation our named executive officers may receive under particular circumstances in the event of termination of a named executive officer’s employment. Except as otherwise indicated, the amounts shown in the tables below assume that the named executive officer is terminated as of December 29, 2006, and that the price per share of our Common Stock equals $23.55, which was the closing price of our Common Stock on December 29, 2006, as reported on the Nasdaq Global Select Market. Actual amounts that we may pay to any named executive officer upon termination of employment, however, can only be determined at the time of such named executive officer’s actual termination. For purposes of the following tables, Mr. Gutridge’s original agreement was still in effect on December 31, 2006.

David S. Gutridge

Benefits and Payments Upon Termination	Termination Subsequent to a Change of Control on 12/29/06	Any Termination Other than Subsequent to a Change in Control on 12/29/06 (1)
Compensation
Base salary	$410,000	$0
Average Bonus	$182,519	$0
Base salary and average bonus multiplier	$592,519	$0
Stock options (2)	$0	$0

Benefits and Perquisites:
Accrued Vacation Pay (3)	$29,370	$29,370
Continuation of life, accident and health insurance benefits	$8,803	$0
Total	$1,123,211	$29,370

Michael I. Gearhardt

Benefits and Payments Upon Termination	Termination Subsequent to a Change of Control on 12/29/06	Any Termination Other than Subsequent to a Change in Control on 12/29/06 (1)
Compensation
Base salary	$230,000	$0
Average Bonus	$84,767	$0
Base salary and average bonus multiplier	$314,767	$0
Stock options (2)	$0	$0

Benefits and Perquisites:
Accrued Vacation Pay (3)	$22,943	$22,943
Continuation of life, accident and health insurance benefits	$21,824	$0
Total	$674,301	$22,943

(1)	The amounts listed in these columns reflect payments to be made other than in connection with a change in control. In addition, these amounts would be payable upon a termination for cause, or upon death or disability, if within 24 months of a change in control.
(2)	Each of the options granted under our 2002 Equity and Performance Incentive Plan include change in control provisions that would serve to immediately vest all outstanding stock options. The amounts listed above reflect that all unvested options had exercise prices exceeding the closing market price of our Common Stock at December 29, 2006.
(3)	Pursuant to the Company’s benefit policies, all accrued and unpaid vacation benefits are paid out in a lump sum upon an employee’s termination (regardless of a change in control). The amounts described above reflect the amount of accrued unpaid vacation for such named executive officer as of December 29, 2006. In addition, Messrs. Longhouser, Weisert and Clark would have received $16,947, $28,932 and $19,808 respectively, as payment of accrued unpaid vacation benefits as of December 29, 2006.

DIRECTOR COMPENSATION

2006 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Total ($)(4)
(a)	(b)	(c)	(d)	(h)
Rajesh K. Soin	$300,000	$154,994	$37,762	$492,756
Don R. Graber	$40,000	$13,664	$19,425	$73,089
Lester L. Lyles	$35,500	$13,664	$19,425	$68,589
Kenneth A. Minihan	$33,000	$13,664	$19,425	$66,089
William E. MacDonald, III	$33,000	$13,664	$19,425	$66,089
Lawrence A. Skantze	$41,000	$13,664	$19,425	$74,089

(1)	The amounts in column (b) reflect the dollar amount of the directors’ annual retainer and meeting fees. Mr. Soin elected to receive his retainer of $300,000 in the form of restricted share units. Each of the other directors elected to receive his retainer of $25,000 in the form of restricted share units.
(2)	The amounts shown do not reflect compensation actually received by the directors. The amounts in column (c) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with SFAS No. 123R, for awards made pursuant to the 2002 Equity and Performance Incentive Plan, and thus, include amounts from awards granted in and prior to 2006. Stock awards to the directors are in the form of restricted share units, which the non-employee directors elected to receive in lieu of their respective annual retainers. In 2006, Mr. Soin received 17,591 restricted share units with a grant date fair value of $450,000 ($300,000 of which is included in column (b)) and each of the other non-employee directors received 1,465 restricted share units with a grant date fair value of $37,500 ($25,000 of which is included in column (b)). Assumptions used in the calculation of the amounts included in this column and the grant date fair value are included in Note A to the Company’s audited financial statements for the fiscal year ended December 31, 2006 included in the Company’s Annual Report on Form 10-K with the Securities and Exchange Commission.
(3)	The amounts shown do not reflect compensation actually received by the directors. The amounts in column (d) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with SFAS No. 123R, for awards pursuant to the 2002 Equity and Performance Incentive Plan and, thus, include amounts from awards granted in and prior to 2006. Assumptions used in the calculation of this amount are included in Note A to the Company’s audited financial statements for the fiscal year ended December 31, 2006 included in the Company’s Annual Report on Form 10-K with the Securities and Exchange Commission. Grants were made in 2006 to each of the non-employee directors other than Mr. Soin. Each such director was granted the option to purchase 2,000 shares of our Common Stock on April 19, 2006 at an option price of $25.58 per share. The options vest one-third on the date of grant with an additional one-third vesting on each of April 19, 2007 and April 19, 2008 and had a grant date fair value of $26,020 for each director.
(4)	At December 31, 2006, these directors had the following aggregate number of stock options (both exercisable and unexercisable) and restricted stock units:

	Stock Options	Restricted Stock Units
Rajesh K. Soin	21,000	41,932
Don R. Graber	6,346	3,642
Lester L. Lyles	4,556	3,642
Kenneth A. Minihan	6,346	3,642
William E. MacDonald, III	5,416	3,642
Lawrence A. Skantze	4,186	3,642

Cash Compensation

During 2006, the Chairman of the Board of Directors elected to receive his annual fee of $300,000 in restricted share units equal in value to 1.5 times his annual fee, which resulted in the issuance of 17,591 restricted share units. During 2006, each of the other non-employee directors elected to receive his annual fee of $25,000 in restricted share units equal in value to 1.5 times the annual fee, which resulted in the issuance of 1,465 restricted share units to each such director. In addition to annual fees, we reimburse each non-employee director for travel and other related out-of-pocket expenses incurred in attending meetings of the Board of Directors or committees of the Board of Directors. During 2006, each of the independent directors also received a fee of $1,000 per day for meetings of the Board of Directors or committees of the Board of Directors attended regardless of the number of meetings held on a given day. In 2006, two of the independent directors, Messrs. Graber and Skantze, also received $2,500 for attendance at an executive management retreat meeting, but such fee was in lieu of all meeting fees for meetings held during such retreat. During 2006, the Chairmen of the Audit Review Committee and the Compensation Committee each received annual additional compensation of $4,500 and the Chairman of the Nominations Committee received additional annual compensation of $2,500.

Stock-Based Compensation

Our non-employee directors also participate in our 2002 Equity and Performance Incentive Plan (Amended and Restated February 25, 2004). During 2006, five of our six non-employee directors (excluding Mr. Soin) each received a stock option grant at an exercise price of $25.58 (the market price on the date of grant) for 2,000 shares of our Common Stock. All of the options granted to the non-employee directors in 2006 have a ten-year term from their date of grant and vest in three equal installments on April 19, 2006, April 19, 2007, and April 19, 2008.

Equity Compensation Plan Information Table

The following table contains information as of December 31, 2006 regarding the Company’s sole equity compensation plan, the 2002 Equity and Performance Incentive Plan (Amended and Restated February 25, 2004):

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)(1)	(b)(2)	(c)
Equity compensation plans approved by security holders	318,710	$25.69	90,135
Equity compensation plans not approved by security holders	—	—	—
Total	318,710	$25.69	90,135

(1)	The number of securities to be issued upon exercise of outstanding options, warrants and rights includes 60,142 shares issuable under restricted share units. The maximum number of shares that may be issued under our 2002 Equity and Performance Incentive Plan (Amended and Restated February 25, 2004) as shares or units of restricted Common Stock is 74,156 shares. The remaining shares may be issued only pursuant to stock options.
(2)	The weighted-average exercise price of outstanding options, warrants and rights does not include restricted share units issued.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee for fiscal year 2006 were Lawrence A. Skantze (Committee Chairman), Don R. Graber, Lester L. Lyles and Kenneth A. Minihan. During 2006, none of the members of the Compensation Committee was one of our officers or employees, or of any of our subsidiaries, or had any relationship requiring disclosure pursuant to Item 407(e)(4) of Regulation S-K. Additionally, during 2006, none of our executive officers or directors was a member of the board of directors, or any committee thereof, of any other entity such that the relationship would be construed to constitute a committee interlock within the meaning of the rules of the Securities and Exchange Commission.

TRANSACTIONS WITH RELATED PERSONS

Subcontracting Relationships

From time to time, we enter into subcontracting relationships with other governmental contractors that are affiliated with Mr. Soin, a significant stockholder, Chairman of the Board in 2006 and Chairman and Chief Executive Officer in 2007. During 2006, we made and received payments to and from one such governmental contractor, of which Mr. Soin is a manager and principal owner, as indicated in the following table:

Company	Payment Made For Services Received in 2006	Payment Received For Services Provided in 2006
Corbus, LLC	$1,396,499	$1,644,000

We believe that the subcontracting agreements with this related party reflect prevailing market conditions at the time they were entered into and contain substantially similar terms to those that might be negotiated by independent parties on an arm’s-length basis. We do not anticipate making additional payments to Corbus in 2007, as the subcontracts have expired. The payments received relate to a management agreement whereby we provide consulting and administrative services to Corbus, LLC. These payments will continue through November 2007 when the management agreement expires.

Acquisition of AIC

On April 1, 2006, we acquired Aerospace Integration Corporation, or AIC, from AIC’s shareholders. AIC’s shareholders included Mr. Soin, Indu Soin, Amol Soin and Vishal Soin, Mr. Soin’s wife and sons, trusts for their benefit and Verinder Sohal, brother-in-law of Mr. Soin. As a result, Mr. Soin was not involved in the negotiation of the acquisition of AIC. The directors other than Mr. Soin elected a special committee of independent, non-management directors who evaluated and approved the acquisition of AIC, after engaging separate legal counsel to represent and advise them and engaging Raymond James & Associates, Inc. as a financial advisor.

The initial purchase price for all of the outstanding capital stock of AIC was $41.3 million with an additional $3 million of assumed debt, all of which was paid in cash from borrowings under our revolving credit facility. Approximately $28.0 million of the initial purchase price, before the payment of outstanding AIC debt and other selling expenses, was allocated to the related parties listed above. Pursuant to the stock purchase agreement, an additional purchase price of $9 million could be earned based on AIC’s 2006 operating results and an additional $7 million could be earned based on AIC’s 2007 operating results. No additional amounts have been paid based on 2006 financial results.

Credit Facility

Mr. MacDonald, one of our directors, served from March 2001 to December 2006 as an executive officer of National City Corporation, a diversified financial holding company and parent to National City Bank. During

2006, we had an $85.0 million revolving credit facility and a $60.0 million term loan with seven banks, including National City Bank. The credit agreement governing this revolving credit facility and term loan is scheduled to expire on April 21, 2010. During 2006, the highest amount of borrowings against the credit facility was $119.5 million; however, as of February 28, 2007, borrowings outstanding under our revolving credit facility were $38.5 million and an aggregate of $51 million was outstanding under the term loan. Borrowings under the revolving credit facility bear interest at a rate of prime, or the London Interbank Offered Rate plus 100 to 200 basis points, and the term loan bears interest at a rate of prime to prime plus 25 basis points, or the London Interbank Offered Rate plus 125 to 225 basis points, each of which is depending on the ratio of our funded debt to earnings before interest, taxes, depreciation, and amortization. We have paid, and will pay, principal and interest payments in March, June, September and December of each calendar year. In 2006, we paid a total of $5.6 million in interest and fees to the banks, of which National City Bank was paid its pro rata amount.

Related Party Transactions Policy

In 2002, our Board of Directors adopted by resolution a policy that any transaction between us and any officer, director, principal stockholder or any of their affiliates must be approved by a majority of disinterested directors and be on terms no less favorable to us than could be obtained from unaffiliated parties. With respect to each of the related party transactions described above involving Mr. Soin and/or his family, the Board of Directors have elected a special committee comprised entirely of disinterested directors to approve such transaction. In each transaction, the special committee has engaged legal counsel and an independent financial adviser to assist it in evaluating the transaction.

The Audit Review Committee Report and the Compensation Committee Report shall not be deemed to be incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

AUDIT REVIEW COMMITTEE REPORT

The Board of Directors has adopted an amended written Audit Review Committee Charter, a copy of which is available on our website at http://www.mtctechnologies.com at the Corporate Governance link under the heading Investor Relations. The Audit Review Committee regularly reviews the charter to determine whether any changes are necessary. All members of the Audit Review Committee are independent as defined in Rule 4200(a)(15) of the Nasdaq Marketplace Rules and Rule 10A-3 under the Exchange Act.

The Audit Review Committee reviewed and discussed the plans for, and scope of, the audit before it was performed by Ernst & Young LLP (“Ernst & Young”). The Audit Review Committee has reviewed and discussed with Ernst & Young and our management our audited financial statements contained in the Annual Report on Form 10-K for the year ended December 31, 2006. In addition, the Audit Review Committee discussed with Ernst & Young the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Review Committee has received and reviewed the written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1 (titled “Independence Discussions with Audit Committees”), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with Ernst & Young the independent accountants’ independence.

Based on this review and the discussions referred to above, the Audit Review Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, filed with the Securities and Exchange Commission.

Don R. Graber (Committee Chairman)

Lawrence A. Skantze

Kenneth A. Minihan

William E. MacDonald, III

APPROVAL OF THE MTC TECHNOLOGIES, INC.

2007 EQUITY COMPENSATION PLAN

(Proposal No. 2)

On February 18, 2007, the Board unanimously approved and adopted, subject to the approval of our stockholders at the Annual Meeting, the MTC Technologies, Inc. 2007 Equity Compensation Plan (the Plan). The Plan affords the Board the ability to design compensatory awards that are responsive to the Company’s needs, and includes authorization for a variety of awards designed to advance the interests and long-term success of the Company by encouraging stock ownership among directors, officers and other employees of the Company.

The Company has historically granted equity awards under its 2002 Equity and Performance Incentive Plan (Amended and Restated February 25, 2004) (the 2002 Plan). If approved by stockholders, the Plan will become effective and no further awards will be made under the 2002 Plan.

The affirmative vote of the holders of a majority of the total number of shares of Common Stock present in person or represented by proxy and entitled to vote on the Plan and actually voted on the Plan is required for approval of the Plan. The following summary of the principal provisions of the Plan is not intended to be exhaustive and is qualified in its entirety by the terms of the Plan, a copy of which is set forth as Appendix A to this Proxy Statement.

Your Board of Directors recommends a vote FOR this proposal.

Plan Highlights

The Plan authorizes the Company’s Board, or its independent Compensation Committee, to provide equity-based compensation in the form of stock options, stock appreciation rights, or SARs, restricted stock, restricted stock units, performance shares and units, and other stock-based awards for the purpose of providing the Company’s directors, officers and employees incentives and rewards for superior performance. Some of the key features of the Plan that reflect the Company’s commitment to effective management of incentive compensation are set forth below and are described more fully under the heading “Summary of the Plan” and in the Plan attached to this Proxy Statement.

•

Plan Limits. Total awards under the Plan are limited to 500,000 shares, of which no more than 250,000 may be issued in the form of awards other than stock options or SARs (after taking into account forfeitures, expirations and cancellations). The Plan also limits the aggregate number of stock options and SARs that may be granted to any one participant in a calendar year to 100,000 and the aggregate number of restricted shares and restricted stock units subject to the achievement of Management Objectives, performance shares or other equity-based awards under Section 10 of the Plan that may be granted to any one participant in a calendar year to 100,000. Additionally, under the Plan, no participant will receive performance units in any calendar year having a value in excess of $100,000.

•

No Liberal Recycling Provisions. The Plan provides that only shares covering awards that expire or are forfeited will again be available for issuance under the Plan. The following shares will not be added back to the aggregate plan limit: (1) shares tendered in payment of the exercise price; (2) shares withheld by the Company to satisfy the tax withholding obligation; and (3) shares that are repurchased by the Company with option right proceeds. Further, all shares covered by a SAR, to the extent that it is exercised and settled in shares, and whether or not shares are actually issued to the participant upon exercise of the right, shall be considered issued or transferred pursuant to the Plan.

•	Minimum Vesting Periods. The Plan provides that:

O

stock options and SARs may not vest by the passage of time sooner than one-third per year over three years, unless they vest sooner by virtue of an event specified by the Board other than the passage of time;

O

restricted stock and restricted stock units may not become unrestricted by the passage of time before the third anniversary of the date of grant, unless restrictions lapse sooner by virtue of an event specified by the Board other than the passage of time;

O

the period of time within which Management Objectives relating to performance shares and performance units must be achieved will be a minimum of one year, subject to earlier lapse or modification by virtue of an event specified by the Board; and

O

Stock options, SARs, restricted stock and restricted stock units that vest upon the achievement of Management Objectives cannot vest sooner than one year from the date of grant, but may be subject to earlier lapse or modification by virtue of an event specified by the Board.

•	No Repricing. The Company has never repriced underwater stock options, and option repricing is prohibited without stockholder approval under the Plan.

•	Other Features.

O	The Plan also provides that no stock options or SARs will be granted with an exercise or base price less than the fair market value of the Company’s Common Stock on the date of grant.

O	The Plan is designed to allow awards made under the Plan to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.

O

It is intended that the Company’s Board will delegate to the Compensation Committee (consisting of only independent directors) administration of the Plan if approved. Pursuant to such delegation, the Compensation Committee will have all of the powers and authority of the Board as described herein.

In addition to providing for these key features in the Plan, the Company’s historical grants under the Plan illustrate its commitment to appropriately manage equity compensation. From 2002 to 2006, the Company has awarded stock options averaging approximately .5% of shares outstanding at the time. Awards in 2006 were options to purchase 35,718 shares to officers (all to officers other than the named executive officers) and options to purchase 10,000 shares to directors. Directors were also awarded 24,916 restricted stock units.

If the Plan is approved, the Company’s full dilution level will be 5.8%. This level assumes all outstanding options are in the money and exercisable. Approximately 64.7% of outstanding options are underwater (with exercise prices above $20.95). Common shares outstanding as of the end of February 2007 are 15,219,231, with 258,568 options/ granted and unexercised, having an average exercise price of $25.69 and average years remaining of 7.6 years. The level of full dilution also assumes all 500,000 shares will actually be issued under the Plan, whereas the Plan does not permit liberal recycling of shares, as described above.

Summary of the Plan

Shares Available Under the Plan. Subject to adjustment as provided in the Plan, the number of shares of the Company’s Common Stock that may be issued or transferred (1) upon the exercise of option rights or SARs, (2) as restricted stock and released from substantial risks of forfeiture thereof, (3) as restricted stock units, (4) in payment of performance shares or performance units that have been earned, (5) as awards to non-employee directors, (6) as other awards contemplated by the Plan or (7) in payment of dividend equivalents paid with respect to awards made under the Plan, will not exceed in the aggregate 500,000 shares plus any shares relating to awards that expire or are forfeited or are cancelled.

Shares covered by an award granted under the Plan shall not be counted as used unless and until they are actually issued and delivered to a participant. Without limiting the generality of the foregoing, upon payment in cash of the benefit provided by any award granted under the Plan, any shares that were covered by that award will be available for issue or transfer under the Plan. Notwithstanding anything to the contrary: (a) shares tendered in payment of the exercise price of an option right shall not be added to the aggregate plan limit described above; (b) shares withheld by the Company to satisfy the tax withholding obligation shall not be added to the aggregate plan limit described above; (c) shares that are repurchased by the Company with option right proceeds shall not be added to the aggregate plan limit described above; and (d) all shares covered by a SAR, to the extent that it is exercised and settled in shares and whether or not shares are actually issued to the participant upon exercise of the right, shall be considered issued or transferred pursuant to the Plan. These shares may be shares of original issuance or treasury shares, or a combination of the foregoing.

The aggregate number of shares of Common Stock actually issued or transferred by the Company upon the exercise of incentive stock options, or ISOs, will not exceed 500,000 shares. Further, no participant will be granted option rights or SARs, in the aggregate, for more than 100,000 shares during any calendar year and no participant will be granted restricted stock or restricted stock units that specify management objectives, performance shares or other awards under the Plan, in the aggregate, for more than 100,000 shares during any calendar year. The number of shares issued as restricted stock, restricted stock units, performance shares and performance units (taking into account any forfeitures, expirations and cancellations) will not, during the life of the Plan, in the aggregate, exceed 250,000 of the shares reserved for purposes of the Plan. In no event shall any participant in any calendar year receive an award of performance units having an aggregate maximum value as of their respective dates of grant in excess of $100,000. The foregoing limits are subject to certain adjustments as provided in the Plan.

Eligibility. Officers and key employees of the Company and its subsidiaries and non-employee directors of the Company, presently estimated to be 33 persons, or any person who has agreed to commence serving in any of those capacities within 90 days of the date of grant may be selected by the Board to receive benefits under the Plan. The Board determines which persons will receive awards and the number of shares subject to such awards.

Option Rights. Option rights may be granted that entitle the optionee to purchase shares of Common Stock at a price not less than market value per share at the date of grant. The market price of the Company’s shares of Common Stock as reported on the Nasdaq Global Select Market on March 9, 2007 was $20.95 per share. The exercise price is payable (1) in cash at the time of exercise, (2) by the transfer to the Company of shares owned by the optionee for at least six months having a value at the time of exercise equal to the option price, (3) by a combination of such payment methods or (4) by such other method as may be approved by the Board. To the extent permitted by law, any grant of an option right may provide for deferred payment of the option price from the proceeds of sale through a broker of some or all of the common shares to which the exercise relates.

The Board may, at the date of grant of any option rights (other than the grant of an incentive stock option), provide for the payment of dividend equivalents to the optionee on a current, deferred or contingent basis, either in cash or in additional shares of Common Stock.

The Board reserves the discretion at or after the date of grant to provide for (1) the payment of a cash bonus at the time of exercise; and (2) the right to tender in satisfaction of the option price nonforfeitable, unrestricted common shares, which are already owned by the optionee and have a value at the time of exercise that is equal to the option price.

No option right may be exercisable more than 10 years from the date of grant. Each grant will specify the period of continuous service with the Company or any subsidiary that is necessary before the option rights will become exercisable, provided that option rights may not vest by the passage of time sooner than one-third per year over three years. A grant of option rights may provide for the earlier vesting of such option rights in the event of a change in control of the Company. Successive grants may be made to the same optionee whether or not option rights previously granted remain unexercised. Any grant of option rights may specify Management Objectives (as described below) that must be achieved as a condition to exercising such rights. If the option rights provide that Management Objectives must be achieved prior to exercise, such option rights may not become exercisable sooner than one year from the date of grant unless the Board provides for the earlier exercisability by virtue of any event specified by the Board. Option rights will be evidenced by an evidence of award containing such terms and provisions, consistent with the Plan, as the Board may approve.

SARs. A SAR is a right, exercisable by surrender of the related option right (if granted in tandem with option rights) or by itself (if granted as a free-standing SAR), to receive from the Company an amount equal to 100%, or such lesser percentage as the Board may determine, of the spread between the base price (or option price if a tandem SAR) and the value of the Company’s common shares on the date of exercise. Each grant will specify that the amount payable on exercise of a SAR is paid by the Company in common shares. SARs may not vest by the passage of time sooner than one-third per year over three years, provided that any grant may specify that such SAR may be exercised only in the event of, or earlier in the event of, a change in control of the Company. Any grant of SARs may specify Management Objectives that must be achieved as a condition to exercise such rights. If the SARs provide that Management Objectives must be achieved prior to exercise, such SARs may not become exercisable sooner than one year from the date of grant unless the Board provides for the earlier exercisability by virtue of an event specified by the Board. SARs will be evidenced by an evidence of award containing such terms and provisions, consistent with the Plan, as the Board may approve.

Restricted Stock. A grant of restricted stock involves the immediate transfer by the Company to a participant of ownership of a specific number of common shares in consideration of the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in such shares. The transfer may be made without additional consideration or in consideration of a payment by the participant that is less than current market value, as the Board may determine.

Restricted stock that vests upon the passage of time must be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Internal Revenue Code for at least three years, except that the restrictions may be removed on an annual ratable basis during the period. An example would be a provision that the restricted stock would be forfeited if the participant ceased to serve the Company as an officer, key employee or non-employee director during a specified period of years. To enforce these forfeiture provisions, the transferability of restricted stock will be prohibited or restricted in a manner and to the extent prescribed by the Board for the period during which the forfeiture provisions are to continue. The Board may provide for a shorter period during which the forfeiture provisions are to apply in the event of a change in control of the Company.

Any grant of restricted stock may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such shares. If the grant of restricted stock provides that Management Objectives must be achieved to result in a lapse of restrictions, the restrictions cannot lapse sooner than one year from the date of grant, but may be subject to earlier lapse or modification by virtue of an event specified by the Board. Any such grant may also specify in respect of such specified Management Objectives, a minimum acceptable level of achievement and may set forth a formula for determining the number of shares of restricted stock on which restrictions will terminate if performance is at or above the minimum level, but below full achievement of the specified Management Objectives. Restricted stock will be evidenced by an evidence of award containing such terms and provisions, consistent with the Plan, as the Board may approve.

Restricted Stock Units. A grant of restricted stock units constitutes an agreement by the Company to deliver common shares to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the restriction period as the Board may specify. During the restriction period, the participant has no right to transfer any rights under his or her award and no right to vote such restricted stock units, but the Board may, at the date of grant, authorize the payment of dividend equivalents on such restricted stock units on either a current or deferred or contingent basis, either in cash or in additional shares. Awards of restricted stock units may be made without additional consideration or in consideration of a payment by such participant that is less than the market value per share at the date of grant.

Restricted stock units must be subject to a restriction period of at least three years, as determined by the Board at the date of grant, except that (1) the Board may provide for a shorter restriction period in the event of a change in control of the Company and (2) the restrictions may be removed on an annual ratable basis during the period. Any grant of restricted stock units may specify Management Objectives that, if achieved, will result in termination or early termination of the restriction period applicable to such shares. If the grant of restricted stock units provides that Management Objectives must be achieved to result in a lapse of the restriction period, the restriction period cannot lapse sooner than one year from the date of grant, but may be subject to earlier lapse or modification by virtue of an event specified by the Board. Any such grant may also specify in respect of such specified Management Objectives, a minimum acceptable level of achievement and may set forth a formula for determining the number of shares of restricted stock units on which the restriction period will terminate if performance is at or above the minimum level, but below full achievement of the specified Management Objectives. Restricted stock units will be evidenced by an evidence of award containing such terms and provisions, consistent with the Plan, as the Board may approve.

Performance Shares and Performance Units. A performance share is the equivalent of one common share and a performance unit is the equivalent of $1.00 or such other value as determined by the Board. A participant may be granted any number of performance shares or performance units, subject to the limitations set forth under “Shares Available Under the Plan” above. The participant will be given one or more Management Objectives to meet within a specified period, which we refer to as the Performance Period. The specified Performance Period will be a period of time not less than three years, except in the case of a change in control of the Company, if the Board shall so determine. A minimum level of acceptable achievement will also be established by the Board. If by the end of the Performance Period, the participant has achieved the specified Management Objectives, the participant will be deemed to have fully earned the performance shares or performance units. If the participant has not achieved the Management Objectives, but has attained or exceeded the predetermined minimum level of acceptable achievement, the participant will be deemed to have partly earned the performance shares or performance units in accordance with a predetermined formula. To the extent earned, the performance shares or performance units will be paid to the participant at the time and in the manner determined by the Board. Any grant may specify that the amount payable with respect thereto may be paid by the Company in common shares, in shares of restricted stock or restricted stock units or any combination thereof and may either grant to the participant or retain in the Board the right to elect among those alternatives. The grant may provide for the payment of dividend equivalents thereon in cash or in common shares on a current, deferred or contingent basis. Performance shares and performance units will be evidenced by an evidence of award containing such terms and provisions, consistent with the Plan, as the Board may approve.

Management Objectives. The Plan requires that the Board establish “Management Objectives” for purposes of performance shares and performance units. When so determined by the Board, option rights, SARs, restricted stock, other awards under the Plan or dividend credits may also specify Management Objectives. Management Objectives may be described in terms of either company-wide objectives or objectives that are related to the performance of the individual participant or subsidiary, division, department, region or function within the Company or a subsidiary in which the participant is employed. The Management Objectives may be made related to the performance of other companies. Management Objectives applicable to any award to a participant who is, or is determined by the Board likely to become, a “covered employee” within the meaning of Section 162(m) of the Internal Revenue Code, will be limited to specified levels of or growth in:

•	Appreciation in Value of Shares

•	Total Shareholder Return

•	Earnings Per Share

•	Operating Income

•	Net Income

•	Earnings Before Interest, Taxes, Depreciation and Amortization

•	Revenues

•	Free Cash Flow, or

•	Any of these criteria compared to the performance of a published or special index deemed applicable by the Board

If the Board determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Board may in its discretion modify such Management Objectives or the minimum acceptable level of achievement, in whole or in part, as the Board deems appropriate and equitable, except in the case of a “covered employee” where such action would result in the loss of the otherwise available exemption under Section 162(m) of the Internal Revenue Code. In such case, the Board may not make any modification of the Management Objectives or minimum acceptable level of achievement with respect to such “covered employee.”

Awards to Non-Employee Directors. The Board may, in its discretion, authorize the granting to non-employee directors of option rights, SARs or other awards under the Plan and may also authorize the grant or sale of common shares, restricted stock or restricted stock units to non-employee directors. Non-employee directors are not eligible to receive performance shares or performance units under the Plan. Non-employee directors may be awarded, or may be permitted to elect to receive, under the Plan and pursuant to procedures established by the Board, all or any portion of their annual retainer, in restricted stock units in lieu of cash.

Each grant or sale of option rights, SARs, restricted stock, restricted stock units or other awards to non-employee directors will be upon terms and conditions as described herein. If a non-employee director subsequently becomes an employee of the Company or a subsidiary while remaining a member of the Board, any option rights or SARs held at that time will not be affected.

Other Awards. The Board may, subject to limitations under applicable law, grant to any participant such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, the Company’s common shares or factors that may influence the value of the Company’s common shares (including, without limitation, convertible or exchangeable debt securities or other securities, purchase rights for common shares, or awards with value and payment contingent upon performance of the Company or its subsidiaries or other factors determined by the Board). The Board will determine the terms and conditions of these awards. Shares delivered pursuant to these types of awards will be purchased for such consideration, by such methods and in such forms as the Board determines. The Board may also grant common shares as a bonus, or may grant other awards in lieu of obligations of the Company or a subsidiary to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as are determined by the Board.

Administration and Amendments. The Plan is to be administered by the Board, except that the Board has the authority to delegate any or all of its powers under the Plan to the Compensation Committee of the Board or another committee of the Board (or a subcommittee thereof).

If permitted by Section 409A of the Internal Revenue Code, in case of a termination of employment by reason of death, disability or normal or early retirement, or in the case of unforeseeable emergency or other special circumstances, of a participant who holds an option right or SAR not immediately exercisable in full, or any shares of restricted stock as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any restricted stock units as to which the restriction period has not been completed, or any performance shares or performance units which have not been fully earned, or any other awards made pursuant to the Plan subject to any vesting schedule or transfer restriction, or who holds common shares subject to any other transfer restriction imposed pursuant to the Plan, the Board may, in its sole discretion, accelerate the time at which such option right, SAR or other award may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such restriction period will end or the time at which such performance shares or performance units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

The Board is authorized to interpret the Plan and related agreements and other documents. The Board may amend the Plan from time to time without further approval by the Company’s stockholders, except where required by applicable law or the rules and regulations of the Nasdaq Global Select Market.

Transferability. Except as otherwise determined by the Board, no option right or SAR or other derivative security granted under the Plan is transferable by a participant except, upon death, by will or the laws of descent and distribution. Except as otherwise determined by the Board, option rights and SARs are exercisable during the optionee’s lifetime only by him or her or by his or her guardian or legal representative.

The Board may specify at the date of grant that part or all of the common shares that are (1) to be issued or transferred by the Company upon exercise of option rights or SARs, upon termination of the restriction period applicable to restricted stock units or upon payment under any grant of performance shares or performance units or (2) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in the Plan with respect to restricted stock, will be subject to further restrictions on transfer.

Adjustments. The number of shares covered by outstanding awards under the Plan and, if applicable, the prices per share applicable thereto, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants, and similar events. In the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under the Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and may require the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the number of shares available under the Plan and the other limitations contained in the Plan as the Board may determine appropriate to reflect any transaction or event described above.

Detrimental Activity. Any grant may provide that if a participant, either during employment by the Company or a subsidiary or within a specified period after termination of employment, engages in any “detrimental activity,” as defined in the Plan attached as Appendix A to this Proxy Statement, the participant shall forfeit any awards granted under the Plan then held by the participant or return to the Company, in exchange for payment by the Company of any amount actually paid for the shares by the participant, all shares that the participant has not disposed of that were offered pursuant to the Plan within a specified period prior to the date of the commencement of the detrimental activity. With respect to any shares acquired under the Plan that the participant has disposed of, if so provided in the evidence of award for such grant, the participant will pay to the Company in cash the difference between (1) any amount actually paid therefor by the participant pursuant to the Plan and (2) the market value per share of the shares on the date they were acquired.

Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a participant or other person under the Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit.

Compliance with Section 409A of the Internal Revenue Code. The American Jobs Creation Act of 2004, enacted on October 22, 2004, revised the federal income tax law applicable to certain types of awards that may be granted under the Plan. To the extent applicable, it is intended that the Plan and any grants made under the Plan comply with the provisions of Section 409A of the Internal Revenue Code. The Plan and any grants made under the Plan will be administered in a manner consistent with this intent, and any provision of the Plan that would cause the Plan or any grant made under the Plan to fail to satisfy Section 409A shall have no force and effect until amended to comply with Section 409A (which amendment may be retroactive to the extent permitted by Section 409A and may be made by the Company without the consent of the participants). Any reference to Section 409A will also include any proposed, temporary or final regulations, or any other guidance, promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

Termination. No grant will be made under the Plan more than 10 years after the date on which the Plan is first approved by the Company’s stockholders, but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of the Plan.

Federal Income Tax Consequences

The following is a brief summary of some of the federal income tax consequences of certain transactions under the Plan based on federal income tax laws in effect on January 1, 2007. This summary is not intended to be complete and does not describe state or local tax consequences.

Tax Consequences to Participants

Non-qualified Option Rights. In general, (1) no income will be recognized by an optionee at the time a non-qualified option right is granted, (2) at the time of exercise of a non-qualified option right, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise, and (3) at the time of sale of shares acquired pursuant to the exercise of a non-qualified option right, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Incentive Option Rights. No income generally will be recognized by an optionee upon the grant or exercise of an ISO. The exercise of an ISO, however, may result in alternative minimum tax liability. If shares are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

If shares acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

SARs. No income will be recognized by a participant in connection with the grant of a tandem SAR or a free-standing SAR. When the SAR is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted common shares received on the exercise.

Restricted Stock. The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the participant for such restricted stock) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Internal Revenue Code. However, a recipient who so elects under Section 83(b) of the Internal Revenue Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions) over the purchase price, if any, of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that is subject to the restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

Restricted Stock Units. No income generally will be recognized upon the award of restricted stock units. The recipient of a restricted stock unit award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such restricted stock units), and the capital gains/ loss holding period for such shares will also commence on such date.

Performance Shares and Performance Units. No income generally will be recognized upon the grant of performance shares or performance units. Upon payment in respect of the earn-out of performance shares or performance units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted common shares received.

Tax Consequences to MTC Technologies

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Internal Revenue Code.

Registration with the SEC

The Company intends to file a Registration Statement on Form S-8 relating to the issuance of common shares under the Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, as soon as is practicable after approval of the Plan by the Company’s stockholders.

Your Board of Directors recommends a vote FOR this proposal.

New Plan Benefits

It is not possible to determine specific amounts and types of awards that may be awarded in the future under the Plan because the grant and actual payout of awards under such Plan are discretionary.

RATIFY SELECTION OF INDEPENDENT ACCOUNTANTS

(Proposal No. 3)

A proposal will be presented at the Annual Meeting to ratify the appointment of the firm of Ernst & Young to continue as the independent accountants of the Company for 2007. Ernst & Young served as the Company’s independent accountants for 2006. Representatives of Ernst & Young are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions. Although this ratification is not required by law, the Board of Directors believes that you should be given this opportunity to express your views on the subject. Ratification requires the affirmative vote of the holders of a majority of the total number of shares of Common Stock present in person or represented by proxy and entitled to vote on the matter and actually voted on the matter. Unless otherwise directed, proxies in the accompanying form will be voted for ratification of the appointment of Ernst & Young.

Your Board of Directors recommends a vote FOR this proposal.

Ernst and Young has served as the Company’s independent accountant since 2003. The following fees were billed to the Company by Ernst and Young for services rendered in 2006 and 2005:

Audit Fees

Fees for audit services totaled $413,978 in 2006 and $430,484 in 2005, including fees associated with the annual audit, the reviews of the Company’s quarterly reports on Form 10-Q, for acquisition audits, and for services that are normally provided by the accountant in connection with statutory and regulatory filings and engagements.

Audit-Related Fees

The Company did not incur any fees for audit-related services in 2006 or 2005.

Tax Fees

Fees for tax services, including tax compliance and consulting and acquisition related fees, totaled $10,633 in 2006 and $134,000 in 2005. All tax services were pre-approved in 2006 and 2005. The Company retained a separate independent accounting firm to provide tax compliance services for 2006.

All Other Fees

The Company did not incur any fees in 2006 or 2005 for products or services provided by our principal accountant other than as reported in the “Audit Fees,” “Audit-Related Fees” and “Tax Fees” categories above.

Pre-Approval Policy

The Audit Review Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy setting forth the procedures and conditions for pre-approval of all audit and permissible non-audit services expected to be performed by the Company’s independent auditor. The policy provides for the general pre-approval of specific types of proposed services, or general pre-approved services, gives guidance as to the types of services that qualify as general pre-approved services and provides specific cost limits that are reviewed on an annual basis for each of the general pre-approved services. Such general pre-approved services, including audit, audit-related, tax and other permitted services (as detailed in the policy and its appendices) may be provided by the independent auditor without consideration of specific case-by-case services by the Committee. The policy requires specific pre-approval by the Committee of all permitted services other than such general pre-approved services. For both types of pre-approval, the Committee considers whether such services are consistent with the rules of the Securities and Exchange Commission regarding auditor independence. The policy also contains a list of all non-audit services that independent auditors are prohibited from providing under rules promulgated by the Securities and Exchange Commission. One or more members of the Committee may be delegated the authority to approve independent auditor services requests provided that the pre-approval is reported at the next meeting of the Committee. The policy prohibits the Committee from delegating its responsibility for pre-approving services to be performed by the independent auditor to management.

Generally, requests or applications for independent auditor services that do not require specific pre-approval by the Audit Review Committee are submitted to the Company’s Chief Financial Officer for a determination as to whether the requested services are indeed general pre-approved services. If so, the Chief Financial Officer will then inform the Committee on a timely basis that the requested services have been rendered by the independent auditor. Requests or applications for independent auditor services that require specific pre-approval by the Committee are submitted to the Committee by the Chief Financial Officer and the independent auditor.

STOCKHOLDER PROPOSALS

The Company must receive at its principal executive office by Wednesday, November 28, 2007, any proposal of a stockholder intended to be presented at the 2008 Annual Meeting and to be included in the Company’s proxy materials related to the 2008 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act. Notice of proposals of stockholders submitted outside the processes of Rule 14a-8 under the Exchange Act, including nominations of directors, in connection with the 2008 Annual Meeting (“Non-Rule 14a-8 Proposals”), must be received by the Company at its principal executive office on or between December 27, 2007 and January 25, 2008 (or, if the 2008 Annual Meeting is held more than 30 days prior to or after April 18, 2008, not later than the close of business on the later of the 90th day prior to the 2008 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2008 Annual Meeting is first made), or such proposals will be considered untimely under the advance notice provisions of the Company Bylaws. Non-Rule 14a-8 Proposals must comply with certain provisions of the Company’s Bylaws. The Company’s proxy related to the 2008 Annual Meeting will give discretionary authority to the proxy holders to vote with respect to all Non-Rule 14a-8 Proposals received by the Company after January 25, 2008 (or another date calculated to serve as the deadline for Non-Rule 14a-8 Proposals in the manner described above). Notices of stockholder proposals should be delivered personally or mailed, and any request for a copy of the Bylaws (which will be provided at no charge to any holder of Common Stock should be directed, to the Company at 4032 Linden Avenue, Dayton, Ohio 45432, Attention: Secretary.

COST OF SOLICITATION

The Company will bear the cost of the solicitation of proxies. In addition to the solicitation of proxies by mail, the Company may solicit the return of proxies in person and by telephone, facsimile or e-mail. The Company does not expect to pay any compensation for the solicitation of proxies, but the Company will request brokerage houses, banks and other custodians, nominees, and fiduciaries to forward soliciting material to the beneficial owners of shares and will reimburse them for their expenses.

OTHER MATTERS

The Board of Directors does not know of any other matters that are likely to be brought before the Annual Meeting. However, if any other matters do properly come before the Annual Meeting for action of which the Company did not have notice on or prior to Monday, January 29, 2007, or that applicable laws otherwise permit proxies to vote on a discretionary basis, it is intended that the person authorized under solicited proxies will vote or act thereon in accordance with his or her own judgment.

You may obtain copies of the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, free of charge upon written request to the Company at 4032 Linden Avenue, Dayton, Ohio 45432, (937) 252-9199, Attention: Secretary.

By Order of the Board of Directors,

MTC Technologies, Inc.

Bruce A. Teeters

Secretary

Dayton, Ohio

March 16, 2007

APPENDIX A

MTC TECHNOLOGIES, INC.

2007 EQUITY COMPENSATION PLAN

1. Purpose. The purpose of the MTC Technologies, Inc. 2007 Equity Compensation Plan is to attract and retain directors, consultants, officers and other employees of MTC Technologies, Inc., a Delaware corporation, and its subsidiaries and to provide to such persons incentives and rewards for performance.

2. Definitions. As used in this Plan,

(a) “Appreciation Right” means a right granted pursuant to Section 5 or Section 9 of this Plan, and will include both Free-Standing Appreciation Rights and Tandem Appreciation Rights.

(b) “Base Price” means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right or a Tandem Appreciation Right.

(c) “Board” means the Board of Directors of the Company and, to the extent of any delegation by the Board to a committee (or subcommittee thereof) pursuant to Section 11 of this Plan, such committee (or subcommittee).

(d) “Business Combination” has the meaning set forth in Section 13(c) of this Plan.

(e) “Change in Control” has the meaning set forth in Section 13 of this Plan.

(f) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(g) “Common Stock” means the shares of common stock, par value $0.001 per share, of the Company or any security into which such Common Stock may be changed by reason of any transaction or event of the type referred to in Section 12 of this Plan.

(h) “Company” means MTC Technologies, Inc., a Delaware corporation and its successors.

(i) “Covered Employee” means a Participant who is, or is determined by the Board to be likely to become, a “covered employee” within the meaning of Section 162(m) of the Code (or any successor provision).

(j) “Date of Grant” means the date specified by the Board on which a grant of Option Rights, Appreciation Rights, Performance Shares, Performance Units, or other awards contemplated by Section 10 of this Plan, or a grant or sale of Restricted Stock, Restricted Stock Units, or other awards contemplated by Section 10 of this Plan will become effective (which date will not be earlier than the date on which the Board takes action with respect thereto).

(k) “Detrimental Activity” means:

(i)	Engaging in any activity, as an employee, principal, agent, or consultant for another entity that competes with the Company in any actual, researched, or prospective product, service, system, or business activity for which the Participant has had any direct responsibility during the last two years of his or her employment with the Company or a Subsidiary, in any territory in which the Company or a Subsidiary manufactures, sells, markets, services, or installs such product, service, or system, or engages in such business activity.

(ii)	Soliciting any employee of the Company or a Subsidiary to terminate his or her employment with the Company or a Subsidiary.

(iii)

The disclosure to anyone outside the Company or a Subsidiary, or the use in other than the Company’s or a Subsidiary’s business, without prior written authorization from the Company, of any confidential, proprietary or trade secret information or material relating to the business of the Company and its Subsidiaries, acquired by the Participant during his or her employment with the

Company or its Subsidiaries or while acting as a consultant for the Company or its Subsidiaries thereafter.

(iv)	The failure or refusal to disclose promptly and to assign to the Company upon request all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company and any Subsidiary, relating in any manner to the actual or anticipated business, research or development work of the Company or any Subsidiary or the failure or refusal to do anything reasonably necessary to enable the Company or any Subsidiary to secure a patent where appropriate in the United States and in other countries.

(v)	Activity that results in Termination for Cause. For the purposes of this Section, “Termination for Cause” shall mean a termination:

(A)	due to the Participant’s willful and continuous gross neglect of his or her duties for which he or she is employed, or

(B)	due to an act of dishonesty on the part of the Participant constituting a felony resulting or intended to result, directly or indirectly, in his or her gain for personal enrichment at the expense of the Company or a Subsidiary.

(vi)	Any other conduct or act determined to be injurious, detrimental or prejudicial to any significant interest of the Company or any Subsidiary unless the Participant acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company.

(l) “Director” means a member of the Board of Directors of the Company.

(m) “Effective Date” means the date that this Plan is approved by the stockholders of the Company.

(n) “Evidence of Award” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Board that sets forth the terms and conditions of the awards granted. An Evidence of Award may be in an electronic medium, may be limited to notation on the books and records of the Company and, with the approval of the Board, need not be signed by a representative of the Company or a Participant.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

(p) “Existing Plan” means the MTC Technologies, Inc. 2002 Equity and Performance Incentive Plan (Amended and Restated Effective February 25, 2004).

(q) “Free-Standing Appreciation Right” means an Appreciation Right granted pursuant to Section 5 or Section 9 of this Plan that is not granted in tandem with an Option Right.

(r) “Incentive Stock Options” means Option Rights that are intended to qualify as “incentive stock options” under Section 422 of the Code or any successor provision.

(s) “Incumbent Board” has the meaning set forth in Section 13(b) of this Plan.

(t) “Management Objectives” means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Board, Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, dividend credits and other awards pursuant to this Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, group, division, department, region or function within the Company or Subsidiary in which the Participant is employed. The Management Objectives may be made relative to the performance of other companies. The Management Objectives applicable to any award to a Covered Employee will be based on specified levels of or growth in one or more of the following criteria:

(i) Appreciation in value of shares;

(ii) Total shareholder return;

(iii) Earnings per share;

(iv) Operating income;

(v) Net income;

(vi) Earnings before interest, taxes, depreciation and amortization;

(vii) Revenues;

(viii) Free cash flow; or

(ix) Any of the above criteria as compared to the performance of a published or a special index deemed applicable by the Board.

If the Board determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Board may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Board deems appropriate and equitable, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Board will not make any modification of the Management Objectives or minimum acceptable level of achievement with respect to such Covered Employee.

(u) “Market Value per Share” means, as of any particular date, the closing sales prices of the Common Stock as reported on the Nasdaq Global Market System or, if not then listed on such exchange, on any other national securities exchange on which the Common Stock are listed, or if there are no sales on such day, on the next preceding trading day during which a sale occurred. If there is no regular trading market for such Common Stock, the Market Value per Share shall be determined by the Board.

(v) “Nonemployee Director” means a person who is a “nonemployee director” of the Company within the meaning of Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act.

(w) “Optionee” means the optionee named in an Evidence of Award evidencing an outstanding Option Right.

(x) “Option Price” means the purchase price payable on exercise of an Option Right.

(y) “Option Right” means the right to purchase Common Stock upon exercise of an option granted pursuant to Section 4 or Section 9 of this Plan.

(z) “Outstanding Company Voting Securities” has the meaning set forth in Section 13(a) of this Plan.

(aa) “Participant” means a person who is selected by the Board to receive benefits under this Plan and who is at the time a consultant, an officer, or other employee of the Company or any one or more of its Subsidiaries, or who has agreed to commence serving in any of such capacities within 90 days of the Date of Grant, and will also include each Nonemployee Director who receives an award under this Plan.

(bb) “Performance Period” means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

(cc) “Performance Share” means a bookkeeping entry that records the equivalent of one share of Common Stock awarded pursuant to Section 8 of this Plan.

(dd) “Performance Unit” means a bookkeeping entry awarded pursuant to Section 8 of this Plan that records a unit equivalent to $1.00 or such other value as is determined by the Board.

(ee) “Person” has the meaning set forth in Section 13(a) of this Plan.

(ff) “Plan” means the MTC Technologies, Inc. 2007 Equity Compensation Plan, as may be amended from time to time.

(gg) “Restricted Stock” means Common Stock granted or sold pursuant to Section 6 or Section 9 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers has expired.

(hh) “Restriction Period” means the period of time during which Restricted Stock Units are subject to restrictions, as provided in Section 7 or Section 9 of this Plan.

(ii) “Restricted Stock Unit” means an award made pursuant to Section 7 or Section 9 of this Plan of the right to receive Common Stock at the end of a specified period.

(jj) “Soin Group” has the meaning set forth in Section 13(e) of this Plan.

(kk) “Spread” means the excess of the Market Value per Share on the date when an Appreciation Right is exercised over the Option Price or Base Price provided for in the related Option Right or Free-Standing Appreciation Right, respectively.

(ll) “Subsidiary” means a corporation, company or other entity (i) at least 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but at least 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation in which at the time the Company owns or controls, directly or indirectly, at least 50 percent of the total combined voting power represented by all classes of stock issued by such corporation.

(mm) “Tandem Appreciation Right” means an Appreciation Right granted pursuant to Section 5 or Section 9 of this Plan that is granted in tandem with an Option Right.

3. Shares Available Under the Plan.

(a) Maximum Shares Available Under Plan.

(i) Subject to adjustment as provided in Section 12 of this Plan, the number of shares of Common Stock that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) in payment of Restricted Stock and released from substantial risks of forfeiture thereof, (iii) in payment of Restricted Stock Units, (iv) in payment of Performance Shares or Performance Units that have been earned, (v) as awards to Nonemployee Directors, (vi) as awards contemplated by Section 10 of this Plan, or (vii) in payment of dividend equivalents paid with respect to awards made under the Plan will not exceed in the aggregate 500,000 shares of Common Stock. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

(ii) Shares of Common Stock covered by an award granted under the Plan shall not be counted as used unless and until they are actually issued and delivered to a Participant and, therefore, the total number of shares available under the Plan as of a given date shall not be reduced by any shares relating to prior awards that have expired or have been forfeited or cancelled. Notwithstanding anything to the contrary contained herein: (A) if shares of Common Stock are tendered or otherwise used in payment of the Option Price of an Option Right the total number of shares covered by the Option Right being exercised shall reduce the aggregate plan limit described above; (B) shares of Common Stock withheld by the Company to satisfy the tax withholding obligation shall count against the plan limit described above; and (C) the number of shares of Common Stock covered by an Appreciation Right, to the extent that it is exercised and settled in shares of Common Stock, and whether or not shares are actually issued to the participant upon exercise of the right, shall be considered issued or transferred pursuant to the Plan. In the event that the Company repurchases shares with Option Right proceeds, those shares will not be added to the aggregate plan limit described above.

(b) Life of Plan Limits. Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary and subject to adjustment as provided in Section 12 of this Plan:

(i) The aggregate number of shares of Common Stock actually issued or transferred by the Company upon the exercise of Incentive Stock Options will not exceed 500,000 shares of Common Stock.

(ii) Notwithstanding any other provision of this Plan to the contrary, the number of shares issued as Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units (after taking into account any forfeitures or expirations or transfers upon expiration of any withholding amount) will not during the life of the Plan in the aggregate exceed 250,000 shares of Common Stock.

(c) Individual Participant Limits. Notwithstanding anything in this Section 3, or elsewhere in this Plan to the contrary, and subject to adjustment as provided in Section 12 of this Plan:

(i) No Participant will be granted Option Rights or Appreciation Rights, in the aggregate, under this Plan for more than 100,000 shares of Common Stock during any calendar year.

(ii) No Participant will be granted Restricted Stock or Restricted Stock Units that specify Management Objectives, Performance Shares or other awards under Section 10 of this Plan, in the aggregate, for more than 100,000 shares of Common Stock during any calendar year.

(iii) Notwithstanding any other provision of this Plan to the contrary, in no event will any Participant in any calendar year receive an award of Performance Units having an aggregate maximum value as of their respective Dates of Grant in excess of $100,000.

4. Option Rights. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of options to purchase Common Stock. Each such grant will be subject to all of the requirements contained in the following provisions:

(a) Each grant will specify the number of shares of Common Stock to which it pertains subject to the limitations set forth in Section 3 of this Plan.

(b) Each grant will specify an Option Price per share, which may not be less than the Market Value per Share on the Date of Grant.

(c) Each grant will specify whether the Option Price will be payable (i) in cash or by check acceptable to the Company or by wire transfer of immediately available funds, (ii) by the actual or constructive transfer to the Company of Common Stock owned by the Optionee for at least six months having a value at the time of exercise equal to the total Option Price, (iii) by a combination of such methods of payment, or (iv) by such other methods as may be approved by the Board.

(d) To the extent permitted by law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

(e) Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

(f) Each grant will specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary that is necessary before the Option Rights or installments thereof will become exercisable, which period of time shall be not less than three years, except that such Option Rights may become exercisable on an annual, ratable basis during the three-year period. A grant of Option Rights may provide for the earlier exercise of such Option Rights in the event of the retirement, the attainment of reasonable age and service requirements approved by the Board, death or disability of a Participant or a Change in Control.

(g) Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

(h) Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing. Incentive Stock Options may only be granted to Participants who meet the definition of “employees” under Section 3401(c) of the Code.

(i) The exercise of an Option Right will result in the cancellation on a share-for-share basis of any Tandem Appreciation Right authorized under Section 5 of this Plan.

(j) No Option Right will be exercisable more than 10 years from the Date of Grant.

(k) Each grant of Option Rights will be evidenced by an Evidence of Award. Each Evidence of Award shall be subject to this Plan and shall contain such terms and provisions, consistent with this Plan, as the Board may approve.

5. Appreciation Rights.

(a) The Board may also authorize the granting (i) to any Optionee, of Tandem Appreciation Rights in respect of Option Rights granted hereunder, and (ii) to any Participant, of Free-Standing Appreciation Rights. A Tandem Appreciation Right will be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company an amount determined by the Board, which will be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise. Tandem Appreciation Rights may be granted at any time prior to the exercise or termination of the related Option Rights; provided, however, that a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. A Free-Standing Appreciation Right will be a right of the Participant to receive from the Company an amount determined by the Board, which will be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

(b) Each grant of Appreciation Rights will be subject to all of the requirements contained in the following provisions:

(i) Each grant will specify that the amount payable on exercise of an Appreciation Right will be paid by the Company in Common Stock.

(ii) Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant.

(iii) Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

(iv) Any grant may specify that such Appreciation Right may be exercised only in the event of, or earlier in the event of, the retirement, the attainment of reasonable age and service requirements approved by the Board, death or disability of a Participant or a Change in Control.

(v) Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such Appreciation Rights.

(vi) Each grant of Appreciation Rights will be evidenced by an Evidence of Award, which Evidence of Award will describe such Appreciation Rights, identify the related Option Rights (if applicable), and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

(c) Any grant of Tandem Appreciation Rights will provide that such Tandem Appreciation Rights may be exercised only at a time when the related Option Right is also exercisable and at a time when the Spread is positive, and by surrender of the related Option Right for cancellation. Successive grants of Tandem Appreciation Rights may be made to the same Participant regardless of whether any Tandem Appreciation Rights previously granted to the Participant remain unexercised.

(d) Regarding Free-Standing Appreciation Rights only:

(i) Each grant will specify in respect of each Free-Standing Appreciation Right a Base Price, which may not be less than the Market Value per Share on the Date of Grant;

(ii) Successive grants may be made to the same Participant regardless of whether any Free-Standing Appreciation Rights previously granted to the Participant remain unexercised; and

(iii) No Free-Standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

6. Restricted Stock. The Board may also authorize the grant or sale of Restricted Stock to Participants. Each such grant or sale will be subject to all of the requirements contained in the following provisions:

(a) Each such grant or sale will constitute an immediate transfer of the ownership of shares of Common Stock to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

(b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

(c) Each such grant or sale will provide that the Restricted Stock covered by such grant or sale will be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period to be determined by the Board at the Date of Grant, or upon achievement of Management Objectives referred to in subparagraph (e) below. If the elimination of restrictions is based on the passage of time rather than the achievement of Management Objectives, the period of time will be no shorter than three years, except that the restrictions may be removed on an annual, ratable basis during the three-year period.

(d) Each such grant or sale will provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Stock will be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee).

(e) Any grant of Restricted Stock may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such Restricted Stock; provided, however, that notwithstanding subparagraph (c) above, restrictions relating to Restricted Stock that vests upon the achievement of Management Objectives may not terminate sooner than one year from the Date of Grant. Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of shares of Restricted Stock on which restrictions will terminate if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified Management Objectives. The grant of Restricted Stock will specify that, before the termination or early termination of restrictions applicable to such Restricted Stock, the Board must determine that the Management Objectives have been satisfied.

(f) Notwithstanding anything to the contrary contained in this Plan, any grant or sale of Restricted Stock may provide for the earlier termination of restrictions on such Restricted Stock in the event of the retirement, death or disability of a Participant or a Change in Control.

(g) Any such grant or sale of Restricted Stock may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional shares of Restricted Stock, which may be subject to the same restrictions as the underlying award.

(h) Each grant or sale of Restricted Stock will be evidenced by an Evidence of Award and will contain such terms and provisions, consistent with this Plan, as the Board may approve. Unless otherwise directed by the Board, (i) all certificates representing shares of Restricted Stock will be held in custody by the Company until all restrictions thereon will have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares or (ii) all shares of Restricted Stock will be held at the Company’s transfer agent in book entry form with appropriate restrictions relating to the transfer of such shares of Restricted Stock.

7. Restricted Stock Units. The Board may also authorize the granting or sale of Restricted Stock Units to Participants. Each such grant or sale will be subject to all of the requirements contained in the following provisions:

(a) Each such grant or sale will constitute the agreement by the Company to deliver shares of Common Stock to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions (which may include the achievement of Management Objectives) during the Restriction Period as the Board may specify. If a grant of Restricted Stock Units specifies that the Restriction Period will terminate upon the achievement of Management Objectives, then, notwithstanding anything to the contrary contained in subparagraph (c) below, such Restriction Period may not terminate sooner than one year from the Date of Grant. Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of shares of Restricted Stock Units on which restrictions will terminate if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified Management Objectives. The grant of such Restricted Stock Units will specify that, before the termination or early termination of restrictions applicable to such Restricted Stock Units, the Board must determine that the Management Objectives have been satisfied.

(b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

(c) If the Restriction Period lapses only by the passage of time rather than the achievement of Management Objectives as provided in subparagraph (a) above, each such grant or sale will be subject to a Restriction Period of not less than three years, except that a grant or sale may provide that the Restriction Period will expire ratably during the three-year period, on an annual basis, as determined by the Board at the Date of Grant.

(d) Notwithstanding anything to the contrary contained in this Plan, any grant or sale of Restricted Stock Units may provide for the earlier lapse or other modification of the Restriction Period in the event of the retirement, death or disability of a Participant or a Change in Control.

(e) During the Restriction Period, the Participant will have no right to transfer any rights under his or her award and will have no rights of ownership in the Restricted Stock Units and will have no right to vote them, but the Board may at the Date of Grant, authorize the payment of dividend equivalents on such Restricted Stock Units on either a current or deferred or contingent basis, either in cash or in additional shares of Common Stock.

(f) Each grant or sale will specify the time and manner of payment of the Restricted Stock Units that have been earned. Each grant or sale will specify that the amount payable with respect thereto will be paid by the Company in shares of Common Stock.

(g) Each grant or sale of Restricted Stock Units will be evidenced by an Evidence of Award and will contain such terms and provisions, consistent with this Plan, as the Board may approve.

8. Performance Shares and Performance Units. The Board may also authorize the granting of Performance Shares and Performance Units that will become payable to a Participant upon achievement of specified Management Objectives during the Performance Period. Each such grant will be subject to all of the requirements contained in the following provisions:

(a) Each grant will specify the number of Performance Shares or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment will be made in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

(b) The Performance Period with respect to each Performance Share or Performance Unit will be such period of time (not less than one year) as will be determined by the Board at the time of grant, which may be subject to earlier lapse or other modification in the event of the retirement, death or disability of a Participant or a Change in Control.

(c) Any grant of Performance Shares or Performance Units will specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified Management Objectives a level or levels of achievement and will set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified Management Objectives. The grant of Performance Shares or Performance Units will specify that, before the Performance Shares or Performance Units will be earned and paid, the Board must determine that the Management Objectives have been satisfied.

(d) Each grant will specify the time and manner of payment of Performance Shares or Performance Units that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in shares of Common Stock, in Restricted Stock or Restricted Stock Units or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

(e) Any grant of Performance Shares or Performance Units may specify that the amount payable or the number of shares of Common Stock, shares of Restricted Stock or Restricted Stock Units with respect thereto may not exceed a maximum specified by the Board at the Date of Grant.

(f) The Board may at the Date of Grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof on either a current or deferred or contingent basis, either in cash or in additional shares of Common Stock.

(g) Each grant of Performance Shares or Performance Units will be evidenced by an Evidence of Award and will contain such other terms and provisions, consistent with this Plan, as the Board may approve.

9. Awards to Nonemployee Directors. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Nonemployee Directors Option Rights, Appreciation Rights or other awards contemplated by Section 10 of this Plan and may also authorize the grant or sale of shares of Common Stock, Restricted Stock or Restricted Stock Units to Nonemployee Directors. Each grant of an award to a Nonemployee Director will be upon such terms and conditions as approved by the Board, and will be evidenced by an Evidence of Award in such form as will be approved by the Board. Each grant will specify in the case of an Option Right an Option Price per share, and in the case of a Free-Standing Appreciation Right, a Base Price per share, which will not be less than the Market Value per Share on the Date of Grant. Each Option Right and Free-Standing Appreciation Right granted under the Plan to a Nonemployee Director will expire not more than 10 years from the Date of Grant and will be subject to earlier termination as hereinafter provided. If a Nonemployee Director subsequently becomes an employee of the Company or a Subsidiary while remaining a member of the Board, any award held under this Plan by such individual at the time of such commencement of employment will not be affected thereby. Nonemployee Directors, pursuant to this Section 9, may be awarded, or may be permitted to elect to receive, pursuant to procedures established by the Board, all or any portion of their annual retainer, meeting fees or other fees in shares of Common Stock, Restricted Stock, Restricted Stock Units or other awards under the Plan in lieu of cash.

10. Other Awards.

(a) The Board may, subject to limitations under applicable law, grant to any Participant such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock or factors that may influence the value of such shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for shares of Common Stock, awards with value and payment contingent upon performance of the Company or specified Subsidiaries, affiliates or other business units thereof or any other factors designated by the Board, and awards valued by reference to the book value of shares of Common Stock or the value of securities of, or the performance of specified Subsidiaries or affiliates or other business units of the Company. The Board shall determine the terms and conditions of such awards. Shares of Common Stock delivered pursuant to an award in the nature of a purchase right granted under this Section 10 shall be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, shares of Common Stock, other awards, notes or other property, as the Board shall determine.

(b) The Board may grant shares of Common Stock as a bonus, or may grant other awards in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Board.

11. Administration of the Plan.

(a) This Plan will be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to the Compensation Committee of the Board or any other committee of the Board (or a subcommittee thereof), as constituted from time to time. To the extent of any such delegation, references in this Plan to the Board will be deemed to be references to such committee or subcommittee.

(b) The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, or other awards pursuant to Section 10 of this Plan and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document will be final and conclusive.

(c) The Board or, to the extent of any delegation as provided in Section 12(a), the committee, may delegate to one or more of its members or to one or more officers of the Company, or to one or more agents or advisors, such administrative duties or powers as it may deem advisable, and the Board, the committee, or any person to whom duties or powers have been delegated as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Board, the committee or such person may have under the Plan. The Board or the committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as the Board or the committee: (i) designate employees to be recipients of awards under this Plan; (ii) determine the size of any such awards; provided, however, that (A) the Board or the Committee shall not delegate such responsibilities to any such officer for awards granted to an employee who is a Director or an executive officer or any person subject to Section 162(m) of the Code; (B) the resolution providing for such authorization sets forth the total number of shares of Common Stock such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Board or the committee, as the case may be, regarding the nature and scope of the awards granted pursuant to the authority delegated.

12. Adjustments. The Board shall make or provide for such adjustments in the numbers of Common Stock covered by outstanding Option Rights, Appreciation Rights, Restricted Stock Units, Performance Shares and Performance Units granted hereunder and, if applicable, in the number of shares of Common Stock covered by other awards granted pursuant to Section 10 hereof, in the Option Price and Base Price provided in outstanding Appreciation Rights, and in the kind of shares covered thereby, as is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. However, such adjustments shall be made automatically, without the necessity of Board action, on the customary arithmetical basis in the case of any stock split, including a stock split effected by means of a stock dividend, and in the case of any other dividend paid in shares of Common Stock. Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration, if any, as it may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board shall also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as is appropriate to reflect any transaction or event described in this Section 12. Any such adjustment to the number specified in Section 3(b)(i) will be made in such manner as not to cause any option intended to qualify as an Incentive Stock Option to fail so to qualify.

13. Change in Control. For purposes of this Plan, except as may be otherwise prescribed by the Board in an Evidence of Award made under this Plan, a “Change in Control” shall be deemed to have occurred upon the occurrence of any of the following events:

(a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company where such acquisition causes such Person to own 50% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not be deemed to result in a Change of Control: (i) any acquisition of Outstanding Company Voting Securities directly from the Company that is approved by the Incumbent Board, (ii) any acquisition of Outstanding Company Voting Securities by the Company, a Subsidiary of the Company or the Soin Group, or (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

(b) Individuals who, as of the date hereof, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the members of the Board then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c) The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation, or other transaction (“Business Combination”) excluding, however, a Business Combination (i) effected by the Soin Group or (ii) pursuant to which (A) the individuals and entities who were the beneficial owners of voting securities of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of each of (x) the then outstanding shares of Common Stock and (y) the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the entity resulting from such Business Combination (including, without limitation, an entity that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries), (B) no Person (excluding any employee benefit plan (or related trust) of the Company, the Soin Group, the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly 50% or more of the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of the entity resulting from such Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company except pursuant to a Business Combination that meets each of the criteria described in clauses (A), (B) and (C) of subsection (c)(ii) above.

(e) For purposes of this Section 13, the “Soin Group” shall mean Rajesh K. Soin, and his spouse, his descendants and spouses of his descendants, trustees of trusts established for the benefit of such persons (acting in their capacity as trustees of such trusts), and executors of estates of such persons (acting in their capacity as executors of such estates), and each person or entity of which any of the foregoing owns (i) more than 50% of the voting stock or other voting interests and (ii) stock or other interests representing more than 50% of the total value of the stock or other interests of such person.

14. Detrimental Activity. Any Evidence of Award may provide that if a Participant, either during employment by the Company or a Subsidiary or within a specified period after termination of such employment, shall engage in any Detrimental Activity, and the Board shall so find, forthwith upon notice of such finding, the Participant shall:

(a) Forfeit any award granted under the Plan then held by the Participant;

(b) Return to the Company, in exchange for payment by the Company of any amount actually paid therefor by the Participant, all shares of Common Stock that the Participant has not disposed of that were offered pursuant to this Plan within a specified period prior to the date of the commencement of such Detrimental Activity, and

(c) With respect to any shares of Common Stock so acquired that the Participant has disposed of, pay to the Company in cash the difference between:

(i) Any amount actually paid therefor by the Participant pursuant to this Plan, and

(ii) The Market Value per Share of the shares of Common Stock on the date of such acquisition.

(d) To the extent that such amounts are not paid to the Company, the Company may set off the amounts so payable to it against any amounts that may be owing from time to time by the Company or a Subsidiary to the Participant, whether as wages, deferred compensation or vacation pay or in the form of any other benefit or for any other reason.

15. Non U.S. Participants. In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America or who provide services to the Company under an agreement with a foreign nation or agency, as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of this Plan (including, without limitation, sub-plans) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

16. Transferability.

(a) Except as otherwise determined by the Board, no Option Right, Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, award contemplated by Section 9 or 10 of this Plan, or dividend equivalents paid with respect to awards made under the Plan shall be transferable by the Participant except by will or the laws of descent and distribution and, in no event shall any such award granted under the Plan be transferred for value. Except as otherwise determined by the Board, Option Rights and Appreciation Rights will be exercisable during the Participant’s lifetime only by him or her or, in the event of the Participant’s legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law or court supervision.

(b) The Board may specify at the Date of Grant that part or all of the shares of Common Stock that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Restriction Period applicable to Restricted Stock Units or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, will be subject to further restrictions on transfer.

17. Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. If a Participant’s benefit is to be received in the form of shares of Common Stock, and such Participant fails to make arrangements for the payment of tax, the Company shall withhold such shares of Common Stock having a value equal to the amount required to be withheld. Notwithstanding the foregoing, when a Participant is required to pay the Company an amount required to be withheld under applicable income and employment tax laws, the Participant may elect to satisfy the obligation, in whole or in part, by electing to have withheld, from the shares required to be delivered to the Participant, shares of Common Stock having a value equal to the amount required to be withheld (except in the case of Restricted Stock where an election under Section 83(b) of the Code has been made), or by delivering to the Company other shares of Common Stock held by such Participant. The shares used for tax withholding will be valued at an amount equal to the Market Value per Share of such shares of Common Stock on the date the benefit is to be included in Participant’s income. In no event shall the Market Value per Share of the Common Stock to be withheld and delivered pursuant to this Section 17 to satisfy applicable withholding taxes in connection with the benefit exceed the minimum amount of taxes required to be withheld. Participants shall also make such arrangements as the Company may require for the payment of any withholding tax obligation that may arise in connection with the disposition of shares of Common Stock acquired upon the exercise of Option Rights.

18. Compliance with Section 409A of the Code.

(a) To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code. This Plan and any grants made hereunder shall be administrated in a manner consistent with this intent, and any provision that would cause this Plan or any grant made hereunder to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by the Company without the consent of Participants). Any reference in this Plan to Section 409A of the Code will also include any proposed, temporary or final regulations, or any other guidance, promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

(b) In order to determine for purposes of Section 409A of the Code whether a Participant is employed by a member of the Company’s controlled group of corporations under Section 414(b) of the Code (or by a member of a group of trades or businesses under common control with the Company under Section 414(c) of the Code) and, therefore, whether the Common Stock that are or have been purchased by or awarded under this Plan to the Participant are shares of “service recipient” stock within the meaning of Section 409A of the Code:

(i) In applying Code Section 1563(a)(1), (2) and (3) for purposes of determining the Company’s controlled group under Section 414(b) of the Code, the language “at least 50 percent” is to be used instead of “at least 80 percent” each place it appears in Code Section 1563(a)(1), (2) and (3), and

(ii) In applying Treasury Regulation Section 1.414(c)-2 for purposes of determining trades or businesses under common control with the Company for purposes of Section 414(c) of the Code, the language “at least 50 percent” is to be used instead of “at least 80 percent” each place it appears in Treasury Regulation Section 1.414(c)-2.

19. Amendments.

(a) The Board may at any time and from time to time amend this Plan in whole or in part; provided, however, that if an amendment to this Plan (i) would materially increase the benefits accruing to Participants under this Plan, (ii) would materially increase the number of securities which may be issued under this Plan, (iii) would materially modify the requirements for participation in this Plan or (iv) must otherwise be approved by the stockholders of the Company in order to comply with applicable law or the rules of the Nasdaq Global Market System or, if shares of Common Stock are not traded on the Nasdaq Global Market System, the principal national securities exchange upon which shares of Common Stock are traded or quoted, then, such amendment will be subject to stockholder approval and will not be effective unless and until such approval has been obtained.

(b) Except as provided in this Plan, the Board will not, without the further approval of the stockholders of the Company, authorize the amendment of any outstanding Option Right or Appreciation Right to reduce the Option Price or the Base Price, as applicable. Furthermore, no Option Right or Appreciation Right will be cancelled and replaced with awards having a lower Option Price or Base Price without further approval of the stockholders of the Company. This Section 19(b) is intended to prohibit the repricing of Option Rights and Appreciation Rights and will not be construed to prohibit the adjustments provided for in Section 12 of this Plan.

(c) If permitted by Section 409A of the Code, in the case of involuntary termination of employment or termination of employment by reason of death, disability, retirement, or in the case of unforeseeable emergency or other special circumstances, of or relating to a Participant who holds an Option Right or Appreciation Right not immediately exercisable in full, or any shares of Restricted Stock as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Restricted Stock Units as to which the Restriction Period has not been completed, or any Performance Shares or Performance Units which have not been fully earned, or any other awards made pursuant to Section 10 subject to any vesting schedule or transfer restriction, or who holds shares of Common Stock subject to any transfer restriction imposed pursuant to Section 16(b) of this Plan, the Board may, in its sole discretion, accelerate the time at which such Option Right, Appreciation Right or other award may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Restriction Period will end or the time at which such Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

(d) Subject to Section 19(b) hereof, the Board may amend the terms of any award theretofore granted under this Plan prospectively or retroactively, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Board will not make any modification of the Management Objectives or the level or levels of achievement with respect to such Covered Employee. Subject to Section 12 above, no such amendment shall impair the rights of any Participant without his or her consent. The Board may, in its discretion, terminate this Plan at any time. Termination of this Plan will not affect the rights of Participants or their successors under any awards outstanding hereunder and not exercised in full on the date of termination.

20. Governing Law. The Plan and all grants and awards and actions taken thereunder shall be governed by and construed in accordance with the internal substantive laws of the State of Delaware.

21. Effective Date/Termination. This Plan will be effective as of the Effective Date. No grants will be made on or after the Effective Date under the Existing Plan, except that outstanding awards granted under the Existing Plan will continue unaffected following the Effective Date. No grant will be made under this Plan more than 10 years after the Effective Date, but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of this Plan.

22. Miscellaneous Provisions.

(a) The Company will not be required to issue any fractional shares of Common Stock pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

(b) This Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time.

(c) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision will be null and void with respect to such Option Right. Such provision, however, will remain in effect for other Option Rights and there will be no further effect on any provision of this Plan.

(d) No award under this Plan may be exercised by the holder thereof if such exercise, and the receipt of stock thereunder, would be, in the opinion of counsel selected by the Board, contrary to law or the regulations of any duly constituted authority having jurisdiction over this Plan.

(e) Absence on leave approved by a duly constituted officer of the Company or any of its Subsidiaries shall not be considered interruption or termination of service of any employee for any purposes of this Plan or awards granted hereunder, except that no awards may be granted to an employee while he or she is absent on leave.

(f) No Participant shall have any rights as a stockholder with respect to any shares subject to awards granted to him or her under this Plan prior to the date as of which he or she is actually recorded as the holder of such shares upon the stock records of the Company.

(g) The Board may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

(h) Except with respect to Option Rights and Appreciation Rights, the Board may permit Participants to elect to defer the issuance of shares of Common Stock under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan and which are intended to comply with the requirements of Section 409A of the Code. The Board also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

(i) If any provision of this Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify this Plan or any award under any law deemed applicable by the Board, such provision shall be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Board, it shall be stricken and the remainder of this Plan shall remain in full force and effect.

This proxy, when properly executed, will be voted as directed by the undersigned stockholder or, if no direction is indicated but the proxy is otherwise properly executed, will be voted “FOR” the election of all director nominees for whom authority has not been withheld and “FOR” the proposals.

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1. To elect two directors

The Board of Directors recommends a vote FOR both nominees listed below.

01 Don R. Graber, 02 Lester L. Lyles	FOR both nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for both nominees listed below ☐	The Board of Directors recommends a vote FOR this proposal.	FOR	AGAINST	ABSTAIN
			2. To approve the adoption of the 2007 Equity Compensation Plan.	☐	☐	☐
			The Board of Directors recommends a vote FOR this proposal.	FOR	AGAINST	ABSTAIN
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below.)			3. To ratify the selection of Ernst & Young LLP as independent accountants.	☐	☐	☐

Dated , 2007

Signature

Signature if held jointly

IMPORTANT: Please sign as your name appears hereon. If shares are held jointly, all holders must sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Ù  FOLD AND DETACH HERE  Ù

MTC TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael I. Gearhardt, Bruce A. Teeters, and Therese C. McNea, and each of them, with full power of substitution, and hereby authorizes them to represent the undersigned and to vote all of the shares of Common Stock in MTC TECHNOLOGIES, INC. (the “Company”) held of record by the undersigned on March 9, 2007, at the Annual Meeting of Stockholders of the Company to be held on Wednesday, April 18, 2007, and any adjournment(s) thereof as follows and in accordance with their judgment upon any other matter properly presented:

(Continued and to be signed on reverse side)
Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

This voting instruction card, when properly executed, will be voted as directed by the undersigned stockholder or, if no direction is indicated but the voting instruction card is otherwise properly executed, will be voted in the same proportion as those shares for which the Trustee does receive instructions.

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE
1. To elect two directors The Board of Directors recommends a vote FOR both nominees listed below.

01 Don R. Graber, 02 Lester L. Lyles	FOR both nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for both nominees listed below ☐	The Board of Directors recommends a vote FOR this proposal.	FOR	AGAINST	ABSTAIN
			2. To approve the adoption of the 2007 Equity Compensation Plan.	☐	☐	☐
			The Board of Directors recommends a vote FOR this proposal.	FOR	AGAINST	ABSTAIN
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below.)			3. To ratify the selection of Ernst & Young LLP as independent accountants.	☐	☐	☐

Dated , 2007

Signature

Signature if held jointly

IMPORTANT: Please sign as your name appears hereon. If shares are held jointly, all holders must sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Ù FOLD AND DETACH HERE Ù

MTC TECHNOLOGIES, INC.

VOTING INSTRUCTION CARD FOR 2007 ANNUAL MEETING

MASTER SAVINGS PLAN

The undersigned hereby directs Delaware Charter Guarantee & Trust Company d/b/a Principal Trust Company, the Trustee of the MTC Technologies, Inc. Master Savings Plan, to vote the full number of shares of Common Stock in MTC TECHNOLOGIES, INC. (the “Company”) allocated to the undersigned’s account under the Plan on March 9, 2007, at the Annual Meeting of Stockholders of the Company to be held on Wednesday, April 18, 2007, and any adjournment(s)thereof as follows:

(Continued and to be signed on reverse side)
Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

The Master Savings Plan provides that a participant in the Plan will have voting rights with respect to Company shares held in his or her account. As a participant in the Plan, you have the right to direct the Trustee how to vote shares held in your Master Savings Plan Company stock account, and the Trustee is required to follow your directions except in limited circumstances. Since you direct the Trustee how to vote the shares allocated to your Master Savings Plan stock account, the Trustee will not be responsible for the consequences of the voting directions that you give.

In accordance with the terms of the Master Savings Plan, the Trustee will vote all shares for which it does not receive voting instructions in the same proportion as those shares for which it does receive instructions.

Your instructions are very important. You are encouraged to review the enclosed materials carefully and to complete, date and sign this Voting Instruction Card. Return this Voting Instruction Card using the postage-paid envelope provided. This Voting Instruction Card must be received by the Trustee no later than April 13, 2007. Your vote will not be revealed to MTC TECHNOLOGIES, INC.